VANGUARD(R)INTERNATIONAL STOCK INDEX FUNDS

SEMIANNUAL REPORT

JUNE 30, 2001

STOCK

INCLUDED WITHIN THIS REPORT:
VANGUARD EUROPEAN STOCK INDEX FUND
VANGUARD PACIFIC STOCK INDEX FUND
VANGUARD EMERGING MARKETS STOCK INDEX FUND
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
VANGUARD DEVELOPED MARKETS INDEX FUND
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER
As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.

     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.

     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.



SUMMARY
** The returns of the Vanguard International Stock Index Funds ranged from -17.2% to -0.8% during the six months ended June 30, 2001, a difficult period for stocks.
**   Amid a global economic slowdown, many companies reported lower earnings.
** A rise in the value of the dollar exacerbated losses from international equity markets.


CONTENTS
 1 Letter from the Chairman
 7 Fund Profiles
13 Glossary of Investment Terms
14 Performance Summaries
17 Financial Statements
42 Advantages of Vanguard.com

LETTER
 from the Chairman

Fellow Shareholder,
Weaker economic conditions and a rising U.S. dollar combined to make the six months ended June 30 a difficult half-year for the VANGUARD INTERNATIONAL STOCK INDEX FUNDS. Each of our funds recorded negative half-year returns, as stock prices around the world declined. Our results ranged from -17.2% for the European Stock Index Fund to -0.8% for the Emerging Markets Stock Index Fund. As shown in the table at right, each fund's total return (capital change plus reinvested dividends) was in line with the result of its target index. The table also shows the returns for the Institutional share class offered by three of our funds for a minimum investment of $10 million.

TOTAL RETURNS                                                  Six Months Ended
                                                                  June 30, 2001
--------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
 Investor Shares                                                         -17.2%
 Institutional Shares                                                    -17.2
MSCI Europe Index                                                        -17.2
--------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
 Investor Shares                                                          -8.2%
 Institutional Shares                                                     -8.2
MSCI Pacific Free Index                                                   -8.1
--------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS STOCK INDEX FUND
 Investor Shares                                                          -0.8%
 Institutional Shares                                                     -0.8
Select Emerging Markets Free Index*                                       -0.9
--------------------------------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND                            -13.2%
Total International Composite Index**                                    -13.2
--------------------------------------------------------------------------------
VANGUARD DEVELOPED MARKETS INDEX FUND                                    -14.7%
MSCI EAFE Index                                                          -14.4
--------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND                      -14.7%
MSCI EAFE Index                                                          -14.4
--------------------------------------------------------------------------------
 *Consists  of stocks  that can be bought  free of  restrictions  in 13 emerging markets of Europe, Asia, Africa, and Latin America.
**Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index.

     On page 6, in the table that follows this letter, you'll find detailed per-share figures for each fund, including net asset values at the beginning and end of the half-year and any dividends paid from net investment income.

FINANCIAL MARKETS IN REVIEW
Most reports suggested that the pace of worldwide economic growth slowed markedly during the first half of 2001, compared with a year ago. Corporate profits fell in many countries, and unemployment rose. To stimulate capital spending in the United States, the Federal Reserve Board's Open Market Committee cut its target for short-term interest rates six times--by a total of

275 basis points, or 2.75 percentage points--during the half-year. The Bank of England, the European Central Bank, and the Bank of Japan also moved to make short-term borrowing cheaper, although at a less aggressive rate.

     During the first quarter, anticipation that muted growth in the United States would have a negative effect on the world's economies undermined stocks in all but three of the 21 developed countries in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Technology and telecommunications stocks were the hardest hit, weighed down by excess inventories, surplus capacity, and a reduction in capital spending by corporations. U.S. tech stocks, as measured by the Nasdaq Composite Index, lost a quarter of their value between December 31, 2000, and March 31, leaving them about -60% off their March 2000 peak. In Europe, tech issues shed about one-third of their value during the first quarter.

MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2001

                                                    SIX         ONE        FIVE
                                                 MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)                  -14.4%      -23.3%         3.2%
S&P 500 Index (Large-caps)                        -6.7       -14.8         14.5
Russell 2000 Index (Small-caps)                    6.9         0.6          9.6
Wilshire 5000 Index (Entire market)               -5.8       -15.4         13.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        3.6%       11.2%         7.5%
Lehman 10 Year Municipal Bond Index                2.8         9.5          6.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          2.5         5.6          5.2
================================================================================
CPI
Consumer Price Index                               2.3%        3.2%         2.6%
================================================================================
*Annualized.

     Investors' pessimism was not limited to technology stocks, but cast a shadow over nearly every part of the international markets during the first three months of the year, including the "defensive" consumer discretionary and health care sectors. Europe bore the brunt of the pullback: The MSCI Europe Index returned -15.5% in U.S. dollars.

     The MSCI Pacific Free Index returned -9.1% between January and March as Japan's equity market--which accounts for more than 75% of the index--fell to its lowest level in 15 years. While business investment increased, sluggish personal consumption and bad bank loans continued to impede the recovery of the world's second-largest economy. Developing markets also struggled; the Select Emerging Markets Free Index fell -8.8% over the three months.

     The second quarter was better--though far from great--for equity investors around the world. Observers of Japan were hopeful that the election of a new prime minister--the country's ninth in ten years--would lead to significant economic reform. Stocks in the Pacific Rim and the emerging markets recorded gains, while European equities slipped a bit more. For the full six months, developed international stock markets, as measured by the

MSCI EAFE Index, fell -14.4%. Emerging markets returned -0.9%. In comparison, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, declined -5.8% during the six months.

     The declines in international stocks for American investors were due in part to the strength of the U.S. dollar. In local-currency terms, European stocks returned -9%, while stocks in the Pacific Rim were flat and those in emerging markets gained about 10%. These returns were reduced for U.S. investors because the dollar gained value versus most currencies. Compared with two major currencies--the Japanese yen and the euro, the common currency of a dozen nations--the dollar's gain was about 10%.

TOTAL RETURNS                                                  Six Months Ended
                                                                  June 30, 2001
--------------------------------------------------------------------------------
                            Based on             Currency           Based on
Index/Country               Local Currency       Impact           U.S. Dollars
--------------------------------------------------------------------------------
MSCI EUROPE                     -9.0%            -8.2%                -17.2%
Netherlands                     -5.6             -9.2                 -14.8
United Kingdom                  -7.6             -5.4                 -13.0
Germany                         -5.4             -9.3                 -14.7
France                          -9.6             -8.9                 -18.5
Switzerland                    -10.9             -8.8                 -19.7
Italy                          -11.7             -8.7                 -20.4
--------------------------------------------------------------------------------
MSCI PACIFIC FREE               -0.3%            -7.8%                 -8.1%
Australia                       13.1             -9.7                   3.4
Japan                            0.3             -8.5                  -8.2
Singapore                      -15.6             -4.1                 -19.7
Hong Kong                      -15.8               --                 -15.8
--------------------------------------------------------------------------------
MSCI EAFE                       -6.6%            -7.8%                -14.4%
--------------------------------------------------------------------------------
SELECT EMERGING MARKETS FREE    10.1%           -11.0%                 -0.9%
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL
 COMPOSITE INDEX                -4.6%            -8.6%                -13.2%
--------------------------------------------------------------------------------
Sources: Morgan Stanley Capital International, The Vanguard Group.

PERFORMANCE OVERVIEW
Our international stock index funds met their investment objectives by closely tracking their target indexes during the six months ended June 30. Unfortunately, that meant negative returns as the global market weakness led our unmanaged benchmarks lower. The EUROPEAN, PACIFIC, AND EMERGING MARKETS STOCK INDEX FUNDS returned -17.2%, -8.2%, and -0.8%, respectively.

     Three of our international stock index funds invest not in individual stocks but in other Vanguard mutual funds. This "fund of funds" approach lends broad diversification, but--as the half-year demonstrated--it does not eliminate market risk. VANGUARD DEVELOPED MARKETS INDEX FUND, which tracks the returns of the MSCI EAFE Index by holding shares in the EUROPEAN and PACIFIC STOCK INDEX FUNDS, and its sister, VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, both returned -14.7%.

VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, which invests in the European, Pacific, and Emerging Markets Stock Index Funds, returned -13.2%.

     As shown in the adjacent table, our results versus competing funds--the majority of which are actively managed--were mixed. The European, Pacific, and Total International Funds outperformed their average peers, but the Emerging and Developed Markets Funds marginally trailed the average returns from competing funds. These results help debunk the myth that actively managed funds have a significant performance advantage during short-term market declines. Over longer periods, we are confident that our low operating costs will make our returns very competitive with those of our peers. The expense ratios of the Investor Shares of our funds range from 0.30% to 0.60%, or between $3 and $6 annually per $1,000 in assets. Our average competitors charge between 1.69% and 2.18%, or between $16.90 and $21.80 annually per $1,000 in assets.

TOTAL RETURNS                                                 Six Months Ended
                                                                 June 30, 2001

                        Vanguard           Mutual Fund
Stock Index Fund            Fund              Average*          Difference
--------------------------------------------------------------------------------
European                  -17.2%               -18.0%               +0.8%
Pacific                    -8.2                 -8.5                +0.3
Emerging Markets           -0.8                 -0.5                -0.3
Total International       -13.2                -14.3                +1.1
Developed Markets         -14.7                -14.3                -0.4
Institutional
  Developed Markets       -14.7                -14.3                -0.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc. We compare our funds' results against those of funds in the following Lipper categories: for the European Stock Index Fund, the European region; for the Pacific Stock Index Fund, the Pacific region; for the Emerging Markets Stock Index Fund, the emerging markets; and for the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds, international.

INDEX AND FUND CHANGES
In December 2000, MSCI announced plans to significantly change the construction of its indexes. In the future, the indexes will cover a larger fraction--85% rather than 60%--of the freely available shares in each industry group within each country. This means that more companies--many of them smaller--will be added to the indexes. Also, individual stocks within the indexes will be weighted on the basis of the number of shares that are freely tradable, rather than on their total market capitalizations, as is the current practice. This change acknowledges the fact that many companies' shares are not available for purchase because they are held under long-term commitments by governments, individuals, and other companies. This adjustment will affect some of the country weightings in each index. The largest single shift will be toward the United Kingdom. British stocks, which represented about 30% of the MSCI Europe Index as of June 30, will eventually account for nearly 37% of the benchmark. The changes will be made in two stages, half taking effect on November 30, 2001, and the remainder on May 31, 2002.

     MSCI is publishing its indexes under both the current and new formulations for a full year so that investors can move to the new version in an orderly fashion. To minimize transaction costs and protect the funds from "front running" by speculators trying to profit from the transition, Vanguard may not implement the changes on the same days that MSCI does. Each fund, after completing the transition, will notify its shareholders that it has adopted the revised index as the fund's benchmark.

     We estimate that turnover in the MSCI EAFE, Europe, and Pacific Free Indexes resulting from the new methodology will amount to roughly 33%, 28%, and 38% of assets, respectively. Turnover in the Select Emerging Markets Free Index will be about 38%. Our funds that track those indexes will see their turnover levels rise by roughly the same amounts. However, we do not expect to realize any net capital gains as a result of this transaction activity.

     We believe the revisions are a significant improvement because the new indexes will better reflect the full range of freely tradable international stocks. Even so, we expect the current and revised indexes will provide very similar returns, and there is no assurance that the changes will improve the funds' returns.

IN SUMMARY
Some have looked at the relatively poor performance of international stocks over the past several years and decided that international investing is pointless for U.S. investors. We disagree. Investors who understand that currency risk adds to the price volatility of international stocks--and who have a lengthy time horizon for these investments--should have some international holdings. Currency fluctuations are part of the reason international equities do not move in lockstep with their domestic counterparts. That's why they can be a valuable source of diversification.

     We thank you for entrusting your assets to Vanguard.

Sincerely,

/S/ JOHN J. BRENNAN

July 19, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER


FUND STATISTICS
                                      Net Asset Value                       Six Months Ended
                                        Per Share                             June 30, 2001
                               ----------------------------         -------------------------------------
Stock                          December 31,        June 30,             Income         Capital Gains
Index Fund                            2000            2001           Dividends         Distributions
---------------------------------------------------------------------------------------------------------
EUROPEAN
 Investor Shares                    $25.99          $21.51            $0.010              $0.0
 Institutional Shares                25.99           21.52             0.012               0.0
---------------------------------------------------------------------------------------------------------
PACIFIC
 Investor Shares                      8.95            8.22             0.0                 0.0
 Institutional Shares                 8.95            8.22             0.0                 0.0
---------------------------------------------------------------------------------------------------------
Emerging Markets
 Investor Shares                      8.84            8.76             0.010               0.0
 Institutional Shares                 8.84            8.76             0.011               0.0
---------------------------------------------------------------------------------------------------------
Total International                  11.83           10.27             0.0                 0.0
---------------------------------------------------------------------------------------------------------
Developed Markets                     9.07            7.74             0.0                 0.0
Institutional Developed Markets       9.01            7.69             0.0                 0.0
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The fiscal year-end for the Vanguard International Stock Index Funds is being changed from December 31 to October 31. The change will not affect the funds' investment objectives or policies. Moving to an October 31 fiscal year-end will simplify calculations of capital gains distributions.

     In December, shareholders of the International Stock Index Funds will receive a fund report covering the ten-month period from December 31, 2000, through October 31, 2001. After that, shareholders will receive a semiannual report each June, covering the six months from November 1 through April 30, and an annual report each December, covering the twelve months through October.
--------------------------------------------------------------------------------

FUND PROFILE                                                 As of June 30, 2001
 for European Stock Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
                                             MSCI
                          Fund              Europe
--------------------------------------------------------------------------------
Number of Stocks           540               520
Turnover Rate              3%*                --
Expense Ratio
 Investor Shares        0.30%*                --
 Institutional Shares   0.20%*                --
Cash Investments         0.0%                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
------------------------
GlaxoSmithKline PLC                      3.3%
 (pharmaceuticals)
BP PLC 2.9
 (oil)
Vodafone Group PLC                       2.8
 (cellular telecommunications)
Royal Dutch Petroleum Co.                2.3
 (energy)
HSBC Holdings PLC                        2.1
 (banking)
Nokia Oyj                                2.0
 (telecommunications)
Novartis AG (Registered)                 2.0
 (pharmaceuticals)
TotalFinaElf SA                          1.9
 (integrated oil)
Nestle SA (Registered)                   1.6
 (food, beverage & tobacco)
AstraZeneca Group PLC                    1.5
 (pharmaceuticals)
--------------------------------------------------------------------------------
Top Ten                                 22.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
---------------------
                            MSCI
                  Fund      EAFE
--------------------------------------------------------------------------------
R-Squared        0.92       1.00
Beta             0.96       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
 (% of common stocks)
-----------------------
                            MSCI
                 Fund       Europe
--------------------------------------------------------------------------------
United Kingdom   31.1%      31.2%
France           15.9       15.9
Germany          12.4       12.5
Switzerland       9.6        9.7
Netherlands       8.1        8.1
Italy             6.4        6.4
Spain             4.4        4.3
Sweden            3.2        3.2
Finland           2.6        2.6
Denmark           1.4        1.4
Belgium           1.4        1.4
Ireland           1.1        1.1
Norway            0.8        0.7
Portugal          0.7        0.7
Greece            0.5        0.5
Austria           0.4        0.3
--------------------------------------------------------------------------------
Total           100.0%     100.0%
--------------------------------------------------------------------------------

*Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of June 30, 2001
 for Pacific Stock Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
                                         MSCI
                                      Pacific
                         Fund            Free
--------------------------------------------------------------------------------
Number of Stocks          399            399
Turnover Rate             3%*             --
Expense Ratio
 Investor Shares       0.37%*             --
 Institutional Shares  0.29%*             --
Cash Investments        0.0%              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
------------------------
Toyota Motor Corp.                              5.4%
 (automotive & transport equipment)
Nippon Telegraph and Telephone Corp.            2.8
 (telecommunications)
Sony Corp.                                      2.5
 (media)
Mitsubishi Tokyo Financial Group Inc.           2.0
 (banking)
Sumitomo Mitsui Banking Corp.                   1.9
 (banking)
Hutchison Whampoa Ltd.                          1.9
 (conglomerate)
Honda Motor Co., Ltd.                           1.8
 (automotive & transport equipment)
Mizuho Holdings, Inc.                           1.8
 (banking)
Takeda Chemical Industries Ltd.                 1.7
 (pharmaceuticals)
Nomura Securities Co., Ltd.                     1.6
 (financial services)
--------------------------------------------------------------------------------
Top Ten                                        23.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
-------------------
                            MSCI
                  Fund      EAFE
--------------------------------------------------------------------------------
R-Squared         0.75      1.00
Beta              1.12      1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
 (% of common stocks)
-----------------------
                                     MSCI
                                     Pacific
                       Fund          Free
--------------------------------------------------------------------------------
Japan                  78.7%         79.2%
Australia              10.8          10.6
Hong Kong               7.0           6.8
Singapore               3.1           3.0
New Zealand             0.4           0.4
--------------------------------------------------------------------------------
Total                 100.0%        100.0%
--------------------------------------------------------------------------------

*Annualized.

FUND PROFILE                                                 As of June 30, 2001
 for Emerging Markets Stock Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
                                  Fund      Index*
--------------------------------------------------------------------------------
Number of Stocks                   426       396
Turnover Rate                       28%**    --
Expense Ratio
 Investor Shares                  0.60%**    --
 Institutional Shares             0.45%**    --
Cash Investments                   5.2%      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
------------------------
Samsung Electronics Co., Ltd.               4.4%
 (consumer appliances)
Telefonos de Mexico SA                      4.2
 (telecommunications)
Anglo American PLC                          3.6
 (metals & mining)
Petroleo Brasileiro SA                      3.5
 (energy)
America Movil SA de CV                      2.5
 (telecommunications)
SK Telecom Co., Ltd.                        2.2
 (telecommunications)
Check Point Software Technologies Ltd.      2.0
 (computer software & services)
Grupo Financiero Banamex Accival SA de CV   2.0
 (banking)
Korea Electric Power Corp.                  2.0
 (electric utilities)
Wal-Mart de Mexico SA                       2.0
 (retail)
--------------------------------------------------------------------------------
Top Ten                                    28.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
-------------------
                                MSCI
                   Fund         EAFE
--------------------------------------------------------------------------------
R-Squared          0.68        1.00
Beta               1.45        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
 (% of common stocks)
-----------------------
                          Fund      Index*
--------------------------------------------------------------------------------
Mexico                    20.8%      19.9%
South Korea               19.4       19.9
South Africa              19.2       19.3
Brazil                    16.4       16.5
Israel                     7.8        7.9
Turkey                     3.5        3.5
Thailand                   3.0        3.0
Argentina                  2.6        2.6
Poland                     1.9        2.0
Philippines                1.5        1.5
Hungary                    1.4        1.4
Indonesia                  1.4        1.4
Czech Republic             1.1        1.1
--------------------------------------------------------------------------------
Total                    100.0%     100.0%
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
 *Select Emerging Markets Free Index.                           WWW.VANGUARD.COM
**Annualized.                                              FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 As of June 30, 2001
 for Total International Stock Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
Expense Ratio                               0%
Average Weighted Expense Ratio*          0.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
-------------------
                           MSCI
                 Fund      EAFE
--------------------------------------------------------------------------------
R-Squared         0.99     1.00
Beta              1.05     1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS
---------------------------------------
European Stock Index Fund                  61.9%
Pacific Stock Index Fund                   27.1
Emerging Markets Stock Index Fund          11.0
--------------------------------------------------------------------------------
Total                                     100.0%
--------------------------------------------------------------------------------

*For underlying funds; annualized.

FUND PROFILE                                                 As of June 30, 2001
 for Developed Markets Index Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
Expense Ratio                               0%
Average Weighted Expense Ratio*          0.32%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS
---------------------------------------
European Stock Index Fund                 69.5%
Pacific Stock Index Fund                  30.5
--------------------------------------------------------------------------------
Total                                    100.0%
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
*For underlying funds; annualized.                             FUND INFORMATION.

FUND PROFILE                                                 As of June 30, 2001
 for Institutional Developed Markets Index Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
-------------------------
Expense Ratio                                          0%
Average Weighted Expense Ratio*                     0.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS
---------------------------------------
European Stock Index Fund Institutional Shares                69.5%
Pacific Stock Index Fund Institutional Shares                 30.5
--------------------------------------------------------------------------------
Total                                                        100.0%
--------------------------------------------------------------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
*For underlying funds; annualized.                             FUND INFORMATION.

GLOSSARY
 of Investment Terms

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and maybe more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
In the performance summaries below and on the following pages, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

EUROPEAN STOCK INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     December 31, 1990-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR      EUROPEAN STOCK INDEX FUND INVESTOR SHARES     MSCI EUROPE INDEX
--------------------------------------------------------------------------------
  1991                         12.4%                               14.1%
  1992                         -3.3                                -3.7
  1993                         29.1                                29.9
  1994                          1.9                                 2.7
  1995                         22.3                                21.9
  1996                         21.3                                21.1
  1997                         24.2                                23.8
  1998                         28.9                                28.5
  1999                         16.6                                15.9
  2000                         -8.2                                -8.4
  2001*                       -17.2                               -17.2
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


PACIFIC STOCK INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     December 31, 1990-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR        PACIFIC STOCK INDEX FUND              MSCI PACIFIC FREE INDEX
                       INVESTOR SHARES
--------------------------------------------------------------------------------
  1991                         10.7%                               11.5%
  1992                        -18.2                               -18.6
  1993                         35.5                                36.2
  1994                         13.0                                12.8
  1995                          2.7                                 3.0
  1996                         -7.8                                -8.3
  1997                        -25.7                               -25.9
  1998                          2.4                                 2.7
  1999                         57.1                                56.7
  2000                        -25.7                               -25.8
  2001*                        -8.2                                -8.1
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 31 for dividend information for the past five years.
--------------------------------------------------------------------------------

EMERGING MARKETS STOCK INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                           May 4, 1994-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR    EMERGING MARKETS STOCK INDEX        SELECT EMERGING MARKETS
                  FUND INVESTOR SHARES                    FREE INDEX*
--------------------------------------------------------------------------------
  1994                          9.8%                                3.8%
  1995                          0.6                                 0.0
  1996                         15.8                                15.2
  1997                        -16.8                               -16.4
  1998                        -18.1                               -18.4
  1999                         61.6                                60.9
  2000                        -27.6                               -27.9
  2001**                       -0.8                                -0.9
--------------------------------------------------------------------------------
*Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America.
**Six months ended June 30, 2001.
See Financial Highlights table on page 32 for dividend information for the past five years.
--------------------------------------------------------------------------------


TOTAL INTERNATIONAL STOCK INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                        April 29, 1996-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR        TOTAL INTERNATIONAL STOCK            TOTAL INTERNATIONAL
                          INDEX FUND                     COMPOSITE INDEX*
--------------------------------------------------------------------------------
  1996                          0.6%                                0.1%
  1997                         -0.8                                -0.8
  1998                         15.6                                15.9
  1999                         29.9                                28.1
  2000                        -15.6                               -15.6
  2001**                      -13.2                               -13.2
--------------------------------------------------------------------------------
*Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index. **Six months ended June 30, 2001.
See Financial Highlights table on page 34 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------


DEVELOPED MARKETS INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                           May 8, 2000-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR          DEVELOPED MARKETS INDEX FUND              MSCI EAFE INDEX
--------------------------------------------------------------------------------
  2000                         -7.8%                               -7.2%
  2001**                      -14.7                               -14.4
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 35 for dividend information since inception.
--------------------------------------------------------------------------------

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                          June 1, 2000-June 30, 2001
--------------------------------------------------------------------------------
FISCAL YEAR      INSTITUTIONAL DEVELOPED MARKETS            MSCI EAFE INDEX
                            INDEX FUND
--------------------------------------------------------------------------------
  2000                         -8.4%                               -6.8%
  2001**                      -14.7                               -14.4
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 35 for dividend information since inception.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 June 30, 2001 (unaudited)

The Statements of Net Assets--integral parts of the Financial Statements for each of the Vanguard International Stock Index Funds, are included as an insert to this report (except for the European Stock Index Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EUROPEAN STOCK INDEX FUND                                    SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)(1)
--------------------------------------------------------------------------------
AUSTRIA (0.4%)
  Bayerische Hypo-und
   Vereinsbank (Austria) AG                                 105,870  $     5,185
  Oesterreichische
   Elektrizitaetswirtschafts AG
    Class A                                                  29,675        2,462
  OMV AG                                                     25,636        2,149
  Austria Tabak AG                                           20,311        1,419
  Erste Bank der
   Oesterreichischen
    Sparkassen AG                                            25,750        1,283
  Wienerberger AG                                            67,767        1,147
* Telekom Austria AG                                        186,550        1,145
  EA-Generali AG                                              7,307          940
  VA Technologies AG                                         21,075          679
  Oesterreichische
   Brau-Beteiligungs AG                                      18,007          659
  Flughafen Wien AG                                          18,792          609
  Mayr-Melnhof Karton AG                                     12,972          574
  RHI AG                                                     28,795          561

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  BWT Best Water Technology AG                               15,588  $       442
  Boehler-Uddeholm AG                                         5,627          210
  Austrian Airlines AG                                       14,751          142
* Lenzing AG                                                  1,824          127
                                                                   -------------
                                                                          19,733
                                                                   -------------
BELGIUM (1.4%)
 Fortis AG B Shares                                         694,076       16,746
 Electrabel SA                                               51,263       10,120
 Kredietbank NPV                                            282,808       10,055
 Groupe Bruxelles Lambert SA                                132,165        7,407
 UCB SA                                                     138,131        4,800
 Interbrew                                                  164,000        4,387
 Delhaize-Le Lion SA                                         73,036        4,319
 Solvay SA                                                   80,056        3,965
 Agfa Gevaert NV                                            137,510        1,979
 Colruyt NV                                                  36,445        1,231
 Union Miniere SA                                            26,643        1,058
 D'Ieteren SA                                                 6,251          982
 Barco NV                                                    14,039          630
 Compagnie Maritime Belge
  SA (CMB)                                                    9,297          575

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EUROPEAN STOCK INDEX FUND                                    SHARES      (000)
--------------------------------------------------------------------------------
 Bekaert NV                                                  10,696  $       380
 Glaverbel SA                                                 3,436          259
                                                                      ----------
                                                                          68,893
                                                                      ----------
DENMARK (1.4%)
  Novo Nordisk A/S B shares                                 358,390       15,854
  Danske Bank A/S                                           736,040       13,225
  TDC A/S                                                   206,045        7,428
  D/S 1912 B Shares                                           1,026        7,117
  D/S Svendborg B Shares                                        705        6,333
  Vestas Wind Systems A/S                                    99,750        4,651
* ISS A/S                                                    41,213        2,414
  Group 4 Falck A/S                                          20,094        2,296
  Danisco A/S                                                57,557        2,108
* William Demant A/S                                         74,165        2,066
  Carlsberg A/S B Shares                                     40,861        1,710
  Novozymes A/S                                              74,534        1,555
* Topdanmark A/S                                             32,239          852
  Carlsberg A/S A Shares                                     18,152          661
* NavisionDamgaard A/S                                       28,776          615
  Bang & Olufsen A/S B Shares                                18,887          436
  NKT Holding A/S                                            24,920          340
  FLS Industries A/S B Shares                                22,450          240
* East Asiatic Co. A/S                                       10,294          238
  SAS Danmark A/S                                            22,284          207
                                                                      ----------
                                                                          70,346
                                                                      ----------
FINLAND (2.6%)
  Nokia Oyj                                               4,467,662      101,249
  UPM-Kymmene Oyj                                           240,852        6,808
  Sonera Oyj                                                713,804        5,565
  Sampo Oyj A Shares                                        323,688        2,754
  TietoEnator Oyj                                            78,200        1,741
  Metso Oyj                                                 136,557        1,514
  Kone Corp. Oyj B Shares                                    20,171        1,366
  Fortum Oyj                                                261,012        1,105
  Hartwall Oyj ABP                                           62,671        1,006
  Metra Oyj B Shares                                         39,140          787
  Instrumentarium Oyj                                        25,673          725
  Kesko Oyj                                                 100,738          721
  Uponor Oyj                                                 46,755          681
  Amer Group Ltd.                                            27,706          633
  Pohjola Group Insurance
   Corp. B Shares                                            32,524          632
  Orion-Yhtyma Oyj A Shares                                  37,442          609
  Orion-Yhtyma Oyj B Shares                                  32,319          514
  Outokumpu Oyj A Shares                                     57,929          468
  Finnlines Oyj                                              24,779          441
  Stockmann AB Oyj A Shares                                  42,576          362
  Kemira Oyj                                                 62,366          317
  Wartsila Oyj A Shares                                      12,233          243
  Rautaruuki Oyj                                             65,465          224
  Stockmann AB Oyj B Shares                                  26,078          223
  Pohjola Group Insurance
   Corp. A Shares                                            10,969          204

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Raisio Group PLC                                          152,111  $       182
* Stonesoft Oyj                                              27,736           60
                                                                      ----------
                                                                         131,134
                                                                      ----------

FRANCE (15.8%)
 TotalFinaElf SA                                            704,395       98,631
 Aventis SA                                                 746,964       59,631
 Axa                                                      1,632,035       46,492
 France Telecom SA                                          974,603       46,451
 Sanofi-Synthelabo SA                                       695,198       45,611
 Vivendi Universal SA                                       777,376       45,310
 L'Oreal SA                                                 642,876       41,498
 BNP Paribas                                                427,287       37,186
 Carrefour SA                                               676,971       35,819
 Suez SA                                                    966,102       31,079
 STMicroelectronics NV                                      842,791       29,253
 Alcatel SA A Shares                                      1,156,308       24,179
 Societe Generale Class A                                   404,775       23,970
 LVMH Louis Vuitton
  Moet Hennessy                                             466,421       23,494
Groupe Danone                                               142,502       19,555
Pinault-Printemps-Redoute SA                                113,356       16,410
Vivendi Universal SA ADR                                    272,160       15,785
L'Air Liquide SA (Registered)                                87,098       12,513
PSA Peugeot Citroen SA                                       45,166       12,262
Cie. de St. Gobain SA                                        81,181       11,030
Bouygues SA                                                 318,389       10,760
Lafarge SA                                                  123,219       10,536
Cap Gemini SA                                               118,354        8,617
Schneider Electric SA                                       149,055        8,240
Accor SA                                                    189,229        7,986
Etablissements Economiques
  du Casino Guichard-
   Perrachon SA                                              87,895        7,415
Sodexho Alliance SA                                         149,931        7,000
Lagardere S.C.A.                                            130,878        6,160
Thales Ex Thomson CSF                                       163,190        5,909
Vinci SA                                                     77,160        4,915
Dassault Systemes SA                                        107,925        4,159
Compagnie Generale des
  Etablissements Michelin SA
   B Shares                                                 131,279        4,153
Pechiney SA A Shares                                         78,281        3,976
Pernod Ricard SA                                             54,236        3,802
Valeo SA                                                     80,679        3,257
Publicis Groupe SA                                          134,404        3,254
Essilor International SA                                      9,967        2,852
Coflexip SA                                                  17,778        2,677
Usinor Sacilor SA                                           250,104        2,623
Unibail (Union du Credit-
  Bail Immobilier)                                           46,764        2,538
Eurazeo                                                      39,365        2,283

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
 Cie. Francaise d'Etudes et
  de Construction SA                                         14,124  $     1,980
 Societe BIC SA                                              51,380        1,870
 Simco SA                                                    28,323        1,832
 Gecina SA                                                   21,777        1,804
 Sagem SA                                                    34,562        1,697
 Etablissements Economiques du
  Casino Guichard-
   Perrachon SA Pfd.                                         17,867        1,029
 Club Mediterranee SA                                        18,612        1,027
 Imerys SA                                                    7,560          749
 Zodiac SA                                                    2,390          580
 Groupe SEB SA                                                7,132          335
 Alcatel Optronics                                           19,743          240
                                                                      ----------
                                                                         802,414
                                                                      ----------
GERMANY (12.3%)
  Allianz AG                                                232,923       67,980
  Deutsche Telekom AG                                     2,854,812       65,060
  Siemens AG                                                843,892       51,795
  Muenchener
    Rueckversicherungs-
     Gesellschaft AG
      (Registered)                                          168,236       46,886
  Deutsche Bank AG                                          586,820       42,048
  SAP AG                                                    299,105       41,504
  E.On AG                                                   725,432       38,039
  DaimlerChrysler AG
   (Registered)                                             626,127       28,756
  Bayer AG                                                  694,867       27,265
  BASF AG                                                   593,295       23,406
  Dresdner Bank AG                                          502,172       22,935
  RWE AG                                                    488,770       19,439
  Bayerische Hypo-und
   Vereinsbank AG                                           379,833       18,779
* DaimlerChrysler AG                                        327,337       15,090
  Volkswagen AG                                             296,633       13,937
  Metro AG                                                  289,519       10,814
  Schering AG                                               189,433        9,943
  Beiersdorf AG                                              80,875        8,456
  Fresenius Medical Care AG                                  91,854        6,446
  ThyssenKrupp AG                                           490,555        6,437
  Deutsche Lufthansa AG                                     370,911        5,844
  Merck KGaA                                                164,501        5,779
  Preussag AG                                               183,994        5,576
  Linde AG                                                  114,691        4,871
  EPCOS AG                                                   62,795        3,419
  Karstadt Quelle AG                                        111,481        3,300
  Volkswagen AG Pfd.                                        101,679        3,099
* Qiagen NV                                                 135,258        2,977
  WCM Beteiligungs-und
   Grundbesitz AG                                           265,945        2,814
  Adidas-Salomon AG                                          44,268        2,712
  Heidelberger Zement AG                                     60,238        2,634

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Man AG                                                    121,488  $     2,602
  Gehe AG                                                    60,454        2,354
  ProSieben Sat.1 Media AG                                  150,591        2,142
  Hugo Boss AG Pfd.                                           6,984        1,951
  RWE AG Pfd.                                                61,444        1,899
  Continental AG                                            120,390        1,697
  Kamps AG                                                   84,924          787
  Hochtief AG                                                42,051          767
  Metro AG                                                   21,676          734
  Buderus AG                                                 30,643          700
  Douglas Holding AG                                         16,552          441
  Dyckerhoff AG Pfd.                                         18,802          353
  Man AG Pfd.                                                20,644          353
* SGL Carbon AG                                               9,884          343
  Bilfinger & Berger Bau AG                                  16,953          294
* EM.TV & Merchandising AG                                  131,138          250
* D. Logistics AG                                            19,727          234
  Fag Kugelfischer Georg
   Schaefer AG                                               28,580          180
                                                                      ----------
                                                                         626,121
                                                                      ----------
GREECE (0.5%)
  National Bank of Greece SA                                170,000        5,034
  Hellenic Telecommunication
   Organization SA                                          226,600        2,962
  Alpha Credit Bank SA                                      131,000        2,750
  Commercial Bank of Greece SA                               63,300        2,282
  EFG Eurobank Ergasias                                     119,329        1,511
  Bank of Piraeus                                           121,700        1,317
  Coca-Cola Hellenic
   Bottling Co. SA                                           88,600        1,029
  Titan Cement Co. SA                                        31,300        1,021
  Panafon Hellenic Telecom SA                               157,210          849
  Viohalco, Hellenic Copper &
   Aluminum Industry SA                                      82,200          764
* Intracom SA                                                52,200          759
* Attica Enterprises SA                                      71,500          484
  Hellenic Petroleum SA                                      78,700          430
  Hellenic Technodomiki SA                                   72,400          400
  Papastratos Cigarettes Co. SA                              34,400          387
  Aluminum of Greece SA                                      11,200          320
  Hellenic Duty Free Shops SA                                25,300          301
  Interamerican SA                                           16,810          285
  Athens Water Supply and
   Sewage Co. SA                                             42,700          269
* M. J. Maillis SA                                           42,000          255
  Folli-Follie SA                                            12,497          234
  Fourlis SA                                                 27,598          231
* Technical Olympic SA                                       93,299          213
  Lambrakis Press SA                                         25,800          149
                                                                      ----------
                                                                          24,236
                                                                      ----------
IRELAND (1.0%)
* Elan Corp. PLC                                            257,600       15,920
  Allied Irish Banks PLC                                    835,236        9,334

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EUROPEAN STOCK INDEX FUND                                    SHARES      (000)
--------------------------------------------------------------------------------
  CRH PLC                                                   485,048  $     8,130
* Ryanair Holdings PLC                                      348,260        3,612
  Irish Life & Permanent PLC                                277,533        3,242
* Elan Corp. PLC ADR                                         45,229        2,759
  Eircom PLC                                              2,094,090        2,305
  Kerry Group PLC A Shares                                  171,957        1,965
  Jefferson Smurfit Group PLC                             1,031,428        1,904
  Independent News &
   Media PLC                                                491,150          977
  DCC PLC                                                    88,352          823
  Waterford Wedgewood PLC                                   711,839          651
* IONA Technologies PLC                                      16,800          647
  Greencore Group PLC                                       233,326          504
  Jurys Hotel Group PLC                                      55,162          409
* IONA Technologies PLC ADR                                   3,389          130
                                                                      ----------
                                                                          53,312
                                                                      ----------
ITALY (6.4%)
  ENI SpA                                                 3,803,835       46,371
  Telecom Italia Mobile SpA                               8,135,365       41,461
  Assicurazioni Generali SpA                              1,190,923       35,791
  Telecom Italia SpA                                      3,493,511       31,349
  Enel SpA                                                6,894,200       21,069
  Unicredito Italiano SpA                                 4,784,701       20,536
  IntesaBCI SpA                                           5,581,960       19,705
  San Paolo-IMI SpA                                       1,343,146       17,215
  Mediaset SpA                                            1,132,693        9,531
  Riunione Adriatica di
   Sicurta SpA                                              691,453        8,499
  Autostrade-Concessioni e
   Costruzioni Autostrade SpA                             1,128,955        7,331
  Bipop-Carire SpA                                        1,839,861        6,916
  Fiat SpA                                                  346,569        6,777
  Mediobanca Banca di Credito
   Finanziaria SpA                                          619,300        6,616
  Pirelli SpA                                             1,886,435        5,254
  Banca di Roma SpA                                       1,354,513        4,128
  Telecom Italia SpA Risp.                                  850,614        4,061
  Italgas SpA                                               339,923        2,978
  Bulgari SpA                                               280,905        2,942
  Autogrill SpA                                             247,366        2,666
  Benetton Group SpA                                        183,208        2,457
  Parmalat Finanziaria SpA                                  779,105        2,078
* Alitalia SpA                                            1,534,717        1,871
  Mondadori (Arnoldo)
   Editore SpA                                              247,326        1,761
  IntesaBCI SpA Non-
   Convertible Risp.                                        696,794        1,593
* Tiscali SpA                                               163,592        1,384
  Fiat SpA Pfd.                                             103,825        1,347
  Italcementi SpA                                           166,104        1,299
  Gruppo Editoriale
   L'Espresso SpA                                           342,575        1,293
  La Rinascente SpA                                         282,285        1,219

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Snia SpA                                                  582,744        1,056
  Fiat SpA Risp.                                             87,057        1,038
  Italcementi SpA Risp.                                     191,800          685
  Cementir SpA                                              224,780          617
  Banco Popolare di Milano SpA                              127,008          500
  Societa Assicuratrice
   Industriale SpA                                           28,723          439
  La Rinascente SpA Risp.                                   117,545          388
* Impregilo SpA                                             336,509          185
  Societa Assicuratrice
   Industriale SpA Risp.                                     16,312          134
  Pirelli SpA Risp.                                          42,801          111
                                                                      ----------
                                                                         322,651
                                                                      ----------
NETHERLANDS (8.1%)
  Royal Dutch Petroleum Co.                               2,025,666      116,576
  ING Groep NV                                              936,218       61,187
  Unilever NV                                               542,629       32,524
  Koninklijke (Royal) Philips
   Electronics NV                                         1,222,369       32,400
  Aegon NV                                                1,108,377       31,199
  ABN-AMRO Holding NV                                     1,427,898       26,824
  Koninklijke Ahold NV                                      774,208       24,251
  Heineken NV                                               375,480       15,140
  Akzo Nobel NV                                             272,933       11,553
  TNT Post Group NV                                         457,252        9,542
* ASML Holding NV                                           401,182        8,997
  Elsevier NV                                               701,224        8,726
  Wolters Kluwer NV                                         267,511        7,190
  Koninklijke KPN NV                                      1,166,394        6,616
  Aegon NV ARS                                              162,949        4,628
  Hagemeyer NV                                              101,581        1,956
  IHC Caland NV                                              28,001        1,410
  Getronics NV                                              315,829        1,310
  Koninklijke Vopak NV                                       59,975        1,231
  Buhrmann NV                                               126,167        1,190
  Royal Vendex KBB NV                                        93,455        1,187
  Oce NV                                                     97,146        1,020
  Vedior NV                                                 107,735          976
* ASML Holding NV (New York)                                 38,580          858
* KLM Royal Dutch Airlines NV                                46,939          827
                                                                      ----------
                                                                         409,318
                                                                      ----------
NORWAY (0.7%)
  Norsk Hydro ASA                                           249,192       10,557
  Orkla ASA                                                 207,819        3,762
  DNB Holding ASA                                           758,494        3,291
* Statoil ASA                                               389,950        2,840
  Tomra Systems ASA                                         171,910        2,707
  Telenor ASA                                               522,982        2,157
  Storebrand ASA                                            270,130        1,924
  Norske Skogindustrier ASA                                 108,264        1,641
  Frontline Ltd.                                             73,087        1,253
* Petro Geo-Services ASA                                    106,018        1,073
  Bergesen D.Y. ASA A Shares                                 47,289          861

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Elkem ASA                                                  50,826  $       841
* Opticom ASA                                                11,171          711
* Kvaerner ASA                                              100,144          703
* Tandberg ASA                                               50,456          640
  Schibsted ASA                                              64,488          639
  Smedvig ASA A Shares                                       70,083          638
  SAS Norge ASA B Shares                                     62,004          568
  Bergesen D.Y. ASA B Shares                                 22,406          386
  Nera ASA                                                  111,409          337
* Merkantildata ASA                                         164,771          274
  Smedvig ASA B Shares                                       15,440          124
                                                                      ----------
                                                                          37,927
                                                                      ----------
PORTUGAL (0.7%)
  Portugal Telecom SGPS SA                                1,135,219        7,919
  Electricidade de Portugal SA                            2,940,121        7,019
  Banco Comercial
   Portugues SA                                           1,695,096        6,314
  Banco Espirito Santo SA                                   201,310        2,752
  Brisa-Auto Estradas de
   Portugal SA                                              291,618        2,469
  Cimpor-Cimento de Portugal SA                             126,047        2,444
  Banco Comercial Portugues
   SA 8.00% Cvt. Pfd.                                        27,639        1,971
  BPI-SGPS SA                                               613,005        1,422
  Sonae SGPS SA                                           1,892,287        1,378
* Jeronimo Martins & Filho,
   SGPS, SA                                                 105,348          678
  Portucel-Empresa Produtora
   de Pasta e Papel SA                                      234,371          188
* Portugal Telecom Rights
   Exp. 7/9/2001                                          1,135,219          154
                                                                      ----------
                                                                          34,708
                                                                      ----------
SPAIN (4.3%)
* Telefonica SA                                           3,837,483       47,301
  Banco Bilbao Vizcaya
   Argentaria SA                                          3,037,376       39,290
  Banco Santander Central
   Hispano SA                                             4,300,263       38,953
  Repsol-YPF SA                                           1,158,891       19,131
  Endesa SA                                               1,009,005       16,093
  Iberdrola SA                                              860,478       11,036
  Gas Natural SDG SA                                        428,153        6,923
* Telefonica SA ADR                                         176,162        6,560
  Union Electrica Fenosa SA                                 288,596        5,387
  Altadis SA                                                294,263        4,195
  Autopista Concesionaria
   Espanola SA                                              259,905        2,363
  Fomento de Construc y
   Contra SA                                                118,007        2,248
  Grupo Dragados SA                                         168,913        2,123
  Zeltia SA                                                 196,741        2,002
* ACS, Actividades de
   Construccion y Servicios, SA                              63,483        1,760

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Sociedad General de Aguas
   de Barcelona SA                                          126,692  $     1,745
  Acerinox SA                                                59,147        1,642
  Sol Melia SA                                              183,612        1,626
  Zardoya Otis SA                                           155,095        1,392
  Corporacion Mapfre SA                                      62,940        1,316
  Ebro Puleva SA                                            106,212        1,192
  Portland Valderrivas SA                                    45,966        1,000
  Vallehermoso SA                                           149,617          954
   Metrovacesa SA                                            61,233          871
  Prosegur Cia de Seguridad
   SA (Registered)                                           55,663          719
  Cortefiel, SA                                              45,260          636
  Fabrica Espanola de
   Productos Quimicos y
    Farmaceuticos, SA                                        40,399          479
  Immobiliaria Urbis SA                                     124,983          473
* TelePizza, SA                                              99,506          185
  Grupo Empresarial Ence SA                                  11,637          155
  Uralita SA                                                 23,350          122
  Viscofan Industria Navarra de
   Envolturas Celulosicas SA                                 24,894           99
                                                                      ----------
                                                                         219,971
                                                                      ----------
SWEDEN (3.2%)
  Telefonaktiebolaget
   LM Ericsson AB Class B                                 7,524,606       41,131
  Nordea AB                                               2,841,876       16,187
  Hennes & Mauritz AB B Shares                              788,044       13,502
  Skandia Forsakrings AB                                    973,738        8,946
  Svenska Handelsbanken
   AB A Shares                                              623,436        8,906
  Telia AB                                                1,415,338        7,151
  Skandinaviska Eeskilda
   Banken AB A Shares                                       676,342        6,431
  Securitas AB B Shares                                     335,782        5,877
  Sandvik AB                                                245,521        4,940
  Electrolux AB Series B                                    353,469        4,887
  Assa Abloy AB                                             333,251        4,761
  Svenska Cellulosa AB B Shares                             222,724        4,716
* Tele2 AB B Shares                                         137,598        4,469
  Volvo AB B Shares                                         289,325        4,333
  Skanska AB B Shares                                       435,072        4,117
  Atlas Copco AB A Shares                                   135,369        2,680
  Volvo AB A Shares                                         135,803        1,984
  Assidoman AB                                               93,024        1,931
  Swedish Match AB                                          387,854        1,817
  Gambro AB A Shares                                        250,032        1,528
* Modern Times Group MTG AB                                  67,583        1,521
  Atlas Copco AB B Shares                                    65,961        1,279
  WM-Data AB Class B                                        346,540        1,028
  Drott AB B Shares                                          95,618          997
  SKF AB B Shares                                            61,488          969
  Trelleborg AB B Shares                                    114,999          866

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Svenska Handelsbanken
   AB B Shares                                               61,496  $       862
  Svenskt Stal AB A Shares                                   98,752          853
  SAPA AB                                                    52,124          761
  SKF AB A Shares                                            51,875          758
  Gambro AB B Shares                                         91,897          557
  OM AB                                                      39,471          500
  Svenskt Stal AB                                            14,319          118
                                                                      ----------
                                                                         161,363
                                                                      ----------
SWITZERLAND (9.6%)
  Novartis AG (Registered)                                2,739,950       99,165
  Nestle SA (Registered)                                    370,540       78,753
  UBS AG (Registered)                                       409,896       58,724
  Roche Holdings AG                                         667,800       48,115
* Credit Suisse Group
   AG (Registered)                                          286,092       47,036
  Zurich Financial Services AG                               79,861       27,237
  Schweizerische
   Rueckversicherungs-
    Gesellschaft                                             13,580       27,140
  ABB Ltd.                                                1,140,096       17,254
  Swisscom AG                                                69,921       16,650
  Roche Holding AG (Bearer)                                 153,000       12,471
  Adecco SA (Registered)                                    176,740        8,319
* Syngenta AG                                               108,502        5,705
  Holcim Ltd. B Shares                                       27,190        5,537
* Kudelski SA                                                47,290        3,973
  Lonza AG                                                    6,224        3,633
* The Swatch Group AG (Bearer)                                3,258        3,263
* The Swatch Group
   AG (Registered)                                           13,662        2,907
  Holcim Ltd. (Registered)                                   54,315        2,665
  Givaudan SA                                                 8,457        2,346
  Unaxis Holding AG                                          12,932        1,820
  UBS AG                                                     11,790        1,674
  SGS Societe Generale de
   Surveillance Holding
    SA (Registered)                                           7,629        1,379
* Logitech International SA                                   3,961        1,269
  Sulzer AG (Registered)                                      3,683        1,172
  Kuoni Reisen Holding
   AG (Registered)                                            2,936        1,137
  Charles Voegele Holding AG                                  8,731          972
  Ascom Holding AG                                           20,956          967
  Georg Fischer AG (Registered)                               3,598          866
  Publigroupe SA                                              2,415          855
  Schindler Holding AG (Ptg. Ctf.)                              613          818
  Schindler Holding AG (Registered)                             718          799
* Swissair Group                                             13,284          798
  Valora Holding AG                                           4,267          757
  Grands Magasins Jelmoli
   SA (Bearer)                                                  456          571

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Forbo Holding AG (Registered)                                 698  $       296
  Grands Magasins Jelmoli
    SA (Registered)                                           1,001          251
                                                                      ----------
                                                                         487,294
                                                                      ----------
UNITED KINGDOM (31.1%)
  GlaxoSmithKline PLC                                     5,921,950      166,574
  BP PLC                                                 18,046,546      148,351
  Vodafone Group PLC                                     52,812,201      116,984
  HSBC Holdings PLC                                       8,813,199      104,428
  AstraZeneca Group PLC                                   1,678,409       78,204
  Royal Bank of Scotland
   Group PLC                                              2,550,500       56,209
  Lloyds TSB Group PLC                                     ,267,399       52,709
  British Telecommunications
   PLC                                                    8,097,145       50,904
  Barclays PLC                                            1,575,883       48,316
  Diageo PLC                                              3,253,932       35,696
  CGNU PLC                                                2,136,487       29,537
  BP PLC ADR                                                575,360       28,682
  Vodafone Group PLC ADR                                  1,177,400       26,315
  Halifax PLC                                             2,136,806       24,703
  Abbey National PLC                                      1,356,638       23,754
  Tesco PLC                                               6,544,667       23,610
  Unilever PLC                                            2,770,824       23,342
  Prudential PLC                                          1,883,632       22,809
  Rio Tinto PLC                                           1,018,194       18,072
  Reuters Group PLC                                       1,356,320       17,607
* British Sky Broadcasting
   Group PLC                                              1,761,933       16,949
* Compass Group PLC                                       2,101,698       16,819
  British American
   Tobacco PLC                                            2,077,356       15,777
  BAE Systems PLC                                         2,851,369       13,655
  BG Group PLC                                            3,334,727       13,144
  Cadbury Schweppes PLC                                   1,935,369       13,052
  Pearson PLC                                               758,132       12,496
  Amvesco PLC                                               715,133       12,421
  Centrica PLC                                            3,821,787       12,215
  J. Sainsbury PLC                                        1,837,452       11,454
  Legal & General Group PLC                               4,913,673       11,143
  Reed International PLC                                  1,204,658       10,674
  National Grid Group PLC                                 1,418,923       10,457
  Marks & Spencer PLC                                     2,704,629        9,966
  Marconi PLC                                             2,649,786        9,429
  BAA PLC                                                   995,391        9,239
  Bass PLC                                                  834,438        8,720
  3i Group PLC                                              580,579        8,704
  ScottishPower PLC                                       1,145,313        8,424
  Great Universal Stores PLC                                960,199        8,217
  Lattice Group PLC                                       3,383,785        7,555
  Boots Co. PLC                                             857,453        7,248
  Kingfisher PLC                                          1,326,919        7,180

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  BOC Group PLC                                             470,984  $     6,889
  Rentokil Initial PLC                                    1,978,670        6,707
  GKN PLC                                                   690,692        6,625
  WPP Group PLC                                             670,434        6,600
  Invensys PLC                                            3,345,418        6,352
  Smiths Group PLC                                          536,039        6,220
  Land Securities PLC                                       504,817        6,205
  New Dixons Group PLC                                    1,834,424        6,011
  Granada PLC                                             2,659,990        5,583
  Hanson PLC                                                704,664        5,188
  Logica PLC                                                427,313        5,186
* Canary Wharf Finance PLC                                  656,995        5,119
  British Airways PLC                                     1,048,079        5,071
  United Utilities PLC                                      529,905        5,019
  Hilton Group PLC                                        1,440,974        4,844
  Smith & Nephew PLC                                        881,353        4,574
  International Power PLC                                 1,078,484        4,547
  ScottishPower PLC ADR                                     154,280        4,505
* Celltech Group PLC                                        260,651        4,392
  Nycomed Amersham PLC                                      604,598        4,379
  The Sage Group PLC                                      1,209,289        4,320
  EMI Group PLC                                             751,887        4,251
  Blue Circle Industries PLC                                606,779        4,201
  Hays PLC                                                1,626,491        4,192
  Wolseley PLC                                              553,258        4,132
  Imperial Chemical
   Industries PLC                                           694,813        4,075
  Capita Group PLC                                          625,298        4,067
  WPP Group PLC ADR                                          78,406        3,940
  Misys PLC                                                 549,215        3,839
* ARM Holdings PLC                                          936,387        3,536
  P & O Princess Cruises PLC                                673,394        3,504
  British Land Co., PLC                                     498,358        3,399
  Schroders PLC                                             287,874        3,310
  Johnson Matthey PLC                                       214,228        3,230
  Electrocomponents PLC                                     417,578        3,160
  Bunzl PLC                                                 447,439        3,083
  Exel PLC                                                  278,929        2,979
  Carlton Communications PLC                                596,398        2,818
  Corus Group PLC                                         3,018,450        2,579
  Provident Financial PLC                                   242,438        2,535
  CMG PLC                                                   579,112        2,533
  RMC Group PLC                                             257,183        2,478
  The Peninsular & Oriental
   Steam Navigation Co.                                     660,003        2,469
  Railtrack Group PLC                                       493,265        2,317
  AWG PLC                                                   266,133        2,246
  FKI PLC                                                   561,115        2,217
  Airtours PLC                                              487,313        1,981
  Slough Estates PLC                                        403,535        1,955

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Chubb PLC                                                 825,475  $     1,930
  Hammerson PLC                                             276,450        1,866
  Pilkington PLC                                          1,212,868        1,714
  Rexam PLC                                                 392,575        1,706
* BTG PLC                                                    96,619        1,590
  Taylor Woodrow PLC                                        577,430        1,584
  BBA Group PLC                                             448,065        1,579
  Rank Group PLC                                            512,338        1,556
  Amec PLC                                                  215,386        1,530
  De La Rue PLC Group                                       182,188        1,345
  SSL International PLC                                     188,548        1,326
  The Berkeley Group PLC                                    129,516        1,309
  Barratt Developments PLC                                  239,638        1,210
  Pace Micro Technology PLC                                 217,241        1,167
  IMI PLC                                                   361,898        1,145
  Balfour Beatty PLC                                        392,105        1,099
  Novar PLC                                                 490,746        1,097
  George Wimpey PLC                                         380,424        1,023
  Kidde PLC                                                 855,392          980
  Great Portland Estates PLC                                228,775          911
  Tate & Lyle PLC                                           222,517          876
  Stagecoach Holdings PLC                                   627,248          695
* Eidos PLC                                                 145,423          505
  Psion PLC                                                 382,272          484
  London Bridge Software
   Holdings PLC                                             161,237          351
* Eidos PLC Rights
   Exp. 7/11/2001                                            34,306           43
                                                                      ----------
                                                                       1,581,727
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $4,550,091)                                                     5,051,148
--------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.6%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 4.63%, 7/12/2001                                        $ 3,000        2,997
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 4.07%, 7/2/2001                                             17,915       17,915
 4.07%, 7/2/2001--Note G                                    773,627      773,627
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $794,538)                                                         794,539
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.1%)
 (Cost $5,344,629)                                                     5,845,687
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EUROPEAN STOCK INDEX FUND                                                (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.1%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                $    33,964
Security Lending Collateral Payable
 to Brokers--Note G                                                    (773,627)
Other Liabilities                                                       (26,725)
--------------------------------------------------------------------------------
                                                                       (766,388)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $5,079,299
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 15.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
ARS--American Registered Share.
(Ptg. Ctf.)--Participating Certificate.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $4,574,429
Undistributed Net Investment Income--Note F                             78,315
Accumulated Net Realized Losses--Note F                                (73,194)
Unrealized Appreciation (Depreciation)--Note E
 Investment Securities                                                 501,058
 Futures Contracts                                                          (5)
 Foreign Currencies and
  Forward Currency Contracts                                            (1,304)
--------------------------------------------------------------------------------
NET ASSETS                                                          $5,079,299
================================================================================

Investor Shares--Net Assets
Applicable to 223,968,262 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $4,818,437
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                             $21.51
================================================================================

Institutional Shares--Net Assets
Applicable to 12,119,755 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $260,862
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                        $21.52
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds' Income Distributions Received from the other funds' net income have been reduced by their share of the other funds' expenses.

     This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately.

------------------------------------------------------------------------------------------------------------------
                                                           EUROPEAN              PACIFIC                  EMERGING
                                                        STOCK INDEX          STOCK INDEX             MARKETS STOCK
                                                               FUND                 FUND                INDEX FUND
------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED JUNE 30, 2001
                                                    --------------------------------------------------------------
                                                              (000)                (000)                     (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                $ 71,427             $ 11,288                 $ 19,106
 Interest                                                       751                  468                    1,270
 Security Lending                                             4,355                  308                        5
------------------------------------------------------------------------------------------------------------------
  Total Income                                               76,533               12,064                   20,381
------------------------------------------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                                    24                   24                       24
 Management and Administrative--Investor Shares               5,934                2,636                    1,848
 Management and Administrative--Institutional Shares            171                  100                      130
 Marketing and Distribution--Investor Shares                    393                  155                       76
 Marketing and Distribution--Institutional Shares                25                    9                        4
Custodian Fees                                                1,320                  397                      853
Auditing Fees                                                     7                    7                        7
Shareholders' Reports--Investor Shares                           87                   35                       23
Shareholders' Reports--Institutional Shares                       2                    1                       --
Trustees' Fees and Expenses                                       5                    2                        1
------------------------------------------------------------------------------------------------------------------
  Total Expenses                                              7,968                3,366                    2,966
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        68,565                8,698                   17,415
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                  (6,946)             (13,708)                 (12,169)
 Futures Contracts                                           (3,774)              (3,403)                      --
 Foreign Currencies and Forward Currency Contracts           (4,008)                (973)                    (897)
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    (14,728)             (18,084)                 (13,066)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                   (1,085,965)            (148,791)                 (17,281)
 Futures Contracts                                              320                 (154)                      --
 Foreign Currencies and Forward Currency Contracts           (1,982)              (1,643)                    (177)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (1,087,627)            (150,588)                 (17,458)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              $(1,033,790)           $(159,974)                $(13,109)
==================================================================================================================

*Dividends are net of foreign withholding taxes of $3,183,000, $1,076,000, and $1,438,000, respectively.

STATEMENT OF OPERATIONS (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                       TOTAL                                      INSTITUTIONAL
                                               INTERNATIONAL                DEVELOPED                 DEVELOPED
                                                 STOCK INDEX            MARKETS INDEX             MARKETS INDEX
                                                        FUND                     FUND                      FUND
                                              --------------------------------------------------------------------
                                                                    SIX MONTHS ENDED JUNE 30, 2001
                                              --------------------------------------------------------------------
                                                              (000)                (000)                     (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Income Distributions Received                              $ 1,116                 $ 29                     $ 62
 Interest 102 6 8
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                 1,218                   35                       70
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Capital Gain Distributions Received                             --                   --                       --
 Investment Securities Sold                                 (10,098)                  (2)                     (12)
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    (10,098)                  (2)                     (12)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                  (399,057)             (16,163)                 (26,283)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                $(407,937)            $(16,130)                $(26,225)
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             EUROPEAN STOCK                                PACIFIC STOCK
                                                                INDEX FUND                                   INDEX FUND
                                                      -----------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR                SIX MONTHS                     YEAR
                                                              ENDED        ENDED                     ENDED                    ENDED
                                                      JUNE 30, 2001     DEC. 31, 2000        JUNE 30, 2001            DEC. 31, 2000
                                                              (000)        (000)                     (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                     $ 68,565     $ 96,329                   $ 8,698                $ 15,953
 Realized Net Gain (Loss)                                   (14,728)     (57,002)                  (18,084)                 31,665
 Change in Unrealized Appreciation (Depreciation)        (1,087,627)    (555,694)                 (150,588)               (720,786)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             (1,033,790)    (516,367)                 (159,974)               (673,168)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
 Investor Shares                                             (2,183)     (89,427)                       --                 (25,002)
 Institutional Shares                                          (140)      (4,180)                       --                  (1,301)
Realized Capital Gain
 Investor Shares                                                 --      (10,625)                       --                      --
 Institutional Shares                                            --           --                        --                      --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                         (2,323)    (104,232)                       --                 (26,303)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
 Investor Shares                                            192,791      111,059                    60,405                 (29,057)
 Institutional Shares                                        28,000      297,921                       772                 126,694
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from
 Capital Share Transactions                                 220,791      408,980                    61,177                  97,637
-----------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                 (815,322)    (211,619)                  (98,797)               (601,834)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                      5,894,621    6,106,240                 1,924,495               2,526,329
-----------------------------------------------------------------------------------------------------------------------------------
 End of Period                                           $5,079,299   $5,894,621                $1,825,698              $1,924,495
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                             EMERGING MARKETS                                TOTAL INTERNATIONAL
                                                             STOCK INDEX FUND                                   STOCK INDEX FUND
                                                      -----------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR                SIX MONTHS                     YEAR
                                                              ENDED        ENDED                     ENDED                    ENDED
                                                      JUNE 30, 2001     DEC. 31, 2000        JUNE 30, 2001            DEC. 31, 2000
                                                              (000)        (000)                     (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                      $ 17,415     $ 16,617                   $ 1,218                $ 46,864
Realized Net Gain (Loss)                                    (13,066)      40,755                   (10,098)                  2,954
Change in Unrealized Appreciation (Depreciation)            (17,458)    (413,974)                 (399,057)               (525,892)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 (13,109)    (356,602)                 (407,937)               (476,074)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                            (1,050)     (22,021)                       --                 (47,616)
  Institutional Shares*                                         (98)        (457)                       --                      --
 Realized Capital Gain
  Investor Shares                                                --           --                        --                 (10,356)
  Institutional Shares*                                          --           --                        --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (1,148)     (22,478)                       --                 (57,972)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
 Investor Shares                                             12,767      149,922                   360,418                 884,245
 Institutional Shares*                                       73,083       24,233                        --                      --
-----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from
  Capital Share Transactions                                 85,850      174,155                   360,418                 884,245
-----------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                   71,593     (204,925)                  (47,519)                350,199
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                        932,720    1,137,645                 2,919,778               2,569,579
-----------------------------------------------------------------------------------------------------------------------------------
 End of Period                                           $1,004,313     $932,720                $2,872,259              $2,919,778
===================================================================================================================================

*The Total International Stock Index Fund does not offer Institutional Shares.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 DEVELOPED                                INSTITUTIONAL DEVELOPED
                                                             MARKETS INDEX FUND                              MARKETS INDEX FUND
                                                      -----------------------------------------------------------------------------
                                                         SIX MONTHS                             SIX MONTHS
                                                              ENDED         MAY 8* TO                ENDED               JUNE 1* TO
                                                      JUNE 30, 2001     DEC. 31, 2000        JUNE 30, 2001            DEC. 31, 2000
                                                              (000)        (000)                     (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                         $ 35      $ 1,564                      $ 70                 $ 2,122
 Realized Net Gain (Loss)                                        (2)           2                       (12)                      8
 Change in Unrealized Appreciation (Depreciation)           (16,163)      (7,840)                  (26,283)                (10,464)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                               (16,130)      (6,274)                  (26,225)                 (8,334)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                                --       (1,618)                       --                  (2,119)
  Institutional Shares**                                         --           --                        --                      --
Realized Capital Gain
  Investor Shares                                                --           --                        --                      --
  Institutional Shares**                                         --           --                        --                      --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --       (1,618)                       --                  (2,119)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                            59,088      106,650                    46,937                 181,753
  Institutional Shares **                                        --           --                        --                      --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                               59,088      106,650                    46,937                 181,753
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                    42,958       98,758                    20,712                 171,300
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                         98,758           --                   171,300                      --
-----------------------------------------------------------------------------------------------------------------------------------
 End of Period                                             $141,716      $98,758                  $192,012                $171,300
===================================================================================================================================

 *Inception.
**The Developed Markets and Institutional Developed Markets Index Funds do not offer Institutional Shares.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares; investment results for the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds include both income and capital gain distributions received from the other funds. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------
                                                                EUROPEAN STOCK INDEX FUND INVESTOR SHARES
                                                                           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2001       2000      1999         1998        1997       1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $25.99        $28.82    $25.28       $20.13      $16.57     $14.02
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .29          .335       .50          .41         .38        .34
  Net Realized and Unrealized Gain (Loss)
    on Investments                            (4.76)       (2.692)     3.69         5.40        3.63       2.63
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations            (4.47)       (2.357)     4.19         5.81        4.01       2.97
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.01)        (.423)     (.50)        (.52)       (.37)      (.36)
  Distributions from Realized Capital Gains      --         (.050)     (.15)        (.14)       (.08)      (.06)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                          (.01)        (.473)     (.65)        (.66)       (.45)      (.42)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $21.51        $25.99    $28.82       $25.28      $20.13     $16.57
================================================================================================================
TOTAL RETURN*                               -17.20%        -8.18%    16.62%       28.86%      24.23%     21.26%
================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)       $4,818        $5,611    $6,106       $4,479      $2,432     $1,595
  Ratio of Total Expenses to
   Average Net Assets                       0.30%**         0.29%     0.29%        0.29%       0.31%      0.35%
  Ratio of Net Investment Income to
   Average Net Assets                       2.54%**         1.64%     1.99%        1.97%       2.19%      2.45%
  Portfolio Turnover Rate                      3%**            8%        7%           7%          3%         4%
================================================================================================================

*Total returns do not reflect the transaction fee on purchases (0.5% from 11/3/1997 through 3/31/2000, 1.0% from 1996 through 11/2/1997) or the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

--------------------------------------------------------------------------------
                 EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES
                                                SIX MONTHS ENDED      MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $25.99         $27.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .302           .172
  Net Realized and Unrealized
   Gain (Loss) on Investments                             (4.760)         (.965)
--------------------------------------------------------------------------------
  Total from Investment Operations                        (4.458)         (.793)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.012)         (.437)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
  Total Distributions                                      (.012)         (.437)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $21.52         $25.99
================================================================================
TOTAL RETURN                                              -17.15%         -2.89%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                      $261           $284
  Ratio of Total Expenses to Average Net Assets           0.20%**        0.20%**
  Ratio of Net Investment Income to Average Net Assets    2.66%**        1.19%**
  Portfolio Turnover Rate                                    3%**             8%
================================================================================
 *Inception.
**Annualized.


----------------------------------------------------------------------------------------------------------------
                                                             PACIFIC STOCK INDEX FUND INVESTOR SHARES
                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2001       2000      1999         1998        1997       1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.95        $12.22    $ 7.84        $7.72      $10.51     $11.50
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .04          .077       .08         .085         .09        .10
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (.77)       (3.222)     4.39         .100       (2.79)     (1.00)
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             (.73)       (3.145)     4.47         .185       (2.70)      (.90)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           --         (.125)     (.09)       (.065)       (.09)      (.09)
  Distributions from Realized Capital Gains      --            --        --           --          --         --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                            --         (.125)     (.09)       (.065)       (.09)      (.09)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.22        $ 8.95    $12.22        $7.84      $ 7.72     $10.51
================================================================================================================
TOTAL RETURN*                                -8.16%       -25.74%    57.05%        2.41%     -25.67%     -7.82%
================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)       $1,732        $1,823    $2,526       $1,033        $827       $978
  Ratio of Total Expenses to
   Average Net Assets                       0.37%**         0.38%     0.37%        0.40%       0.35%      0.35%
  Ratio of Net Investment Income to
   Average Net Assets                       0.94%**         0.68%     0.95%        1.17%       1.03%      0.89%
  Portfolio Turnover Rate                      3%**            6%        6%           4%          8%         9%
================================================================================================================

*Total returns do not reflect the transaction fee on purchases (0.5% from 1/1/1997 through 3/31/2000, 1.0% in 1996) or the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

--------------------------------------------------------------------------------
                 PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES
                                                 SIX MONTHS ENDED     MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    JUNE 30, 2001    DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.95         $11.10
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .04           .052
  Net Realized and Unrealized Gain (Loss) on Investments    (.77)        (2.071)
   Total from Investment Operations                         (.73)        (2.019)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --          (.131)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
  Total Distributions                                         --          (.131)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $8.22         $ 8.95
================================================================================
TOTAL RETURN                                              -8.16%         -18.19%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $94           $102
  Ratio of Total Expenses to Average Net Assets          0.29%**         0.29%**
  Ratio of Net Investment Income to Average Net Assets   1.05%**         0.79%**
  Portfolio Turnover Rate                                   3%**              6%
================================================================================
 *Inception.
**Annualized.


----------------------------------------------------------------------------------------------------------------
                                                            EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     ----------------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2001       2000      1999         1998        1997      1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.84        $12.50    $ 7.91        $9.98      $12.28    $10.75
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .15          .141       .24          .27         .24       .18
  Net Realized and Unrealized Gain (Loss)
   on Investments                              (.22)       (3.583)     4.62        (2.08)      (2.31)     1.52
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             (.07)       (3.442)     4.86        (1.81)      (2.07)     1.70
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.01)        (.218)     (.27)        (.26)       (.23)     (.17)
  Distributions from Realized Capital Gains      --            --        --           --          --         --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                          (.01)        (.218)     (.27)        (.26)       (.23)     (.17)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.76        $ 8.84    $12.50        $7.91      $ 9.98    $12.28
================================================================================================================
TOTAL RETURN*                                -0.78%       -27.56%    61.57%      -18.12%     -16.82%     15.83%
================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)         $914          $913    $1,138         $577        $660       $637
  Ratio of Total Expenses to
   Average Net Assets                       0.60%**         0.59%     0.58%        0.61%       0.57%      0.60%
  Ratio of Net Investment Income to
   Average Net Assets                       3.45%**         1.51%     2.55%        2.99%       1.96%      1.69%
  Portfolio Turnover Rate                     28%**           40%       22%          22%         19%         1%
================================================================================================================

*Total returns do not reflect the transaction fee on purchases (0.5% beginning 4/1/2000, 1.0% from 11/3/1997 through 3/31/2000, 1.5% from 1/1/1997 through
11/2/1997, 2.0% in 1996), the transaction fee on redemptions (0.5% beginning 4/1/2000, 1.0% through 3/31/2000), or the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

--------------------------------------------------------------------------------
             EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES
                                                SIX MONTHS ENDED     JUNE 22* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.84         $11.16
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .151           .021
  Net Realized and Unrealized Gain (Loss) on Investments   (.220)        (2.126)
--------------------------------------------------------------------------------
  Total from Investment Operations                         (.069)        (2.105)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.011)         (.215)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
  Total Distributions                                      (.011)         (.215)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $8.76          $ 8.84
================================================================================
TOTAL RETURN**                                            -0.77%         -18.86%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $90            $19
  Ratio of Total Expenses to Average Net Assets           0.45%+          0.45%+
  Ratio of Net Investment Income to Average Net Assets    3.48%+          1.34%+
  Portfolio Turnover Rate                                   28%+             40%
================================================================================

 *Inception.
**Total  returns  do not  reflect  the 0.5%  transaction  fee on  purchases  and redemptions.
 +Annualized.

-------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                      YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     -----------------------------------------    APR. 29* TO
THROUGHOUT EACH PERIOD                   JUNE 30, 2001       2000      1999         1998        1997  DEC. 31, 1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.83        $14.31    $11.19       $ 9.87      $10.14        $10.26
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                          --           .20       .21          .21         .18          .150
  Capital Gain Distributions Received            --           .01       .04          .02         .02          .015
  Net Realized and Unrealized Gain (Loss)
   on Investments                             (1.56)        (2.44)     3.09         1.31        (.28)        (.110)
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations            (1.56)        (2.23)     3.34         1.54        (.08)         .055
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           --          (.20)     (.21)        (.21)       (.17)        (.160)
  Distributions from Realized Capital Gains      --          (.05)     (.01)        (.01)       (.02)        (.015)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                            --          (.25)     (.22)        (.22)       (.19)        (.175)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.27        $11.83    $14.31       $11.19      $ 9.87        $10.14
===================================================================================================================
TOTAL RETURN**                              -13.19%       -15.61%    29.92%       15.60%      -0.77%          0.55%
===================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)       $2,872        $2,920    $2,570       $1,375        $903          $280
  Ratio of Expenses to
   Average Net Assets--Note C                    0%            0%        0%           0%          0%             0%
  Ratio of Net Investment Income to
   Average Net Assets                        0.09%+         1.68%     2.04%        2.18%       2.19%         1.51%+
  Portfolio Turnover Rate                       2%+            3%        1%           2%          0%             0%
===================================================================================================================

*Inception.
**Total returns do not reflect the transaction fee on purchases (0.5% from 11/3/1997 through 3/31/2000, 0.75% from 1/1/1997 through 11/2/1997, 1.0% in
1996) or the $10 annual account maintenance fee applied on balances under $10,000.
+Annualized.

--------------------------------------------------------------------------------
                          DEVELOPED MARKETS INDEX FUND
                                                SIX MONTHS ENDED       MAY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.07         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       --            .15
  Capital Gain Distributions Received                         --             --
  Net Realized and Unrealized Gain (Loss) on Investments   (1.33)          (.93)
--------------------------------------------------------------------------------
  Total from Investment Operations                         (1.33)          (.78)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --           (.15)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
Total Distributions                                           --           (.15)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $7.74         $ 9.07
================================================================================
TOTAL RETURN**                                           -14.66%          -7.78%
================================================================================

Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                       $142            $99
 Ratio of Total Expenses to Average Net Assets--Note C        0%              0%
 Ratio of Net Investment Income to Average Net Assets     0.06%+          1.66%+
 Portfolio Turnover Rate                                     1%+              8%
================================================================================

 *Inception.
**Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
 +Annualized.


--------------------------------------------------------------------------------
                   INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
                                                SIX MONTHS ENDED      JUNE 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.01         $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       --            .15
  Capital Gain Distributions Received                         --             --
  Net Realized and Unrealized Gain (Loss) on Investments   (1.32)          (.99)
--------------------------------------------------------------------------------
  Total from Investment Operations                         (1.32)          (.84)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --           (.15)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
  Total Distributions                                       --             (.15)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $7.69         $ 9.01
================================================================================
TOTAL RETURN                                             -14.65%          -8.38%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $192            $171
  Ratio of Total Expenses to Average Net Assets--Note C       0%              0%
  Ratio of Net Investment Income to Average Net Assets   0.08%**         1.74%**
  Portfolio Turnover Rate                                   6%**              3%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard  International  Stock  Index  Funds  comprise  the  European,  Pacific,
Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The Developed Markets and Institutional Developed Markets Index Funds seek to match the performance of their target index by investing in the European and Pacific Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

     The European, Pacific, and Emerging Markets Funds each offer two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION:  European, Pacific, and Emerging Markets Stock Index
Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value. Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses MSCI Pan-Euro Index and FTSE 100 Index futures contracts, and the Pacific Stock Index Fund uses Topix Index and Nikkei 300 Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     The European and Pacific Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------
                   CAPITAL CONTRIBUTION         PERCENTAGE        PERCENTAGE OF
                            TO VANGUARD            OF FUND           VANGUARD'S
INDEX FUND                        (000)         NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
European                         $973               0.02%                 1.0%
Pacific                           352               0.02                  0.4
Emerging Markets                  194               0.02                  0.2
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the six months ended June 30, 2001, were reimbursed by Vanguard.

D. During the six months ended June 30, 2001, purchases and sales of investment securities other than temporary cash investments were:
--------------------------------------------------------------------------------
                                                       (000)
                                           ---------------------------
INDEX FUND                                 PURCHASES            SALES
--------------------------------------------------------------------------------
European                                   $365,326          $ 73,834
Pacific                                      55,541            29,166
Emerging Markets                            227,606           136,825
Total International                         443,408            28,985
Developed Markets                            60,819             1,770
Institutional Developed Markets              51,308             4,800
--------------------------------------------------------------------------------

E. At June 30, 2001, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:
--------------------------------------------------------------------------------
                                                     (000)
                            ----------------------------------------------------
                                                                 NET UNREALIZED
                            APPRECIATED       DEPRECIATED          APPRECIATION
INDEX FUND                   SECURITIES        SECURITIES         (DEPRECIATION)
--------------------------------------------------------------------------------
European*                   $1,044,728        $(546,860)              $497,868
Pacific*                       182,903         (472,801)              (289,898)
Emerging Markets*              125,935         (348,063)              (222,128)
Total International                 --         (340,286)              (340,286)
Developed Markets                   --          (24,003)               (24,003)
Institutional Developed Markets     --          (36,747)               (36,747)
--------------------------------------------------------------------------------
*See Note F.

     At June 30, 2001, the aggregate settlement value of open futures contracts and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                        (000)
                                  ----------------------------------------------
                                                                     AGGREGATE
                                       NUMBER OF    SETTLEMENT      UNREALIZED
INDEX FUND/FUTURES CONTRACTS      LONG CONTRACTS         VALUE    DEPRECIATION
--------------------------------------------------------------------------------
European/
 MSCI Pan-Euro Index, exp. 9/2001      1,551       $31,406           $ (5)
Pacific/
 Topix Index, exp. 9/2001                484        50,288           (420)
--------------------------------------------------------------------------------

     At June 30, 2001, the European and Pacific Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------------
                                                             (000)
                                   -----------------------------------------------------------------
                                      Contract Amount
                                    --------------------
Index Fund/                         Foreign        U.S.         Market Value in           Unrealized
Contract Settlement Date           Currency    Dollars             U.S. Dollars         Depreciation
----------------------------------------------------------------------------------------------------
European/
 Receive:
  9/26/2001            EUR          36,998     $32,010               $31,276             $ (734)
Pacific/
 Receive:
  9/19/2001            JPY       6,442,200      53,897                52,076             (1,821)
----------------------------------------------------------------------------------------------------

EUR--Euro.
JPY--Japanese Yen.

     The  European,  Pacific,  and  Emerging  Markets  Stock Index Funds had net
unrealized foreign currency losses of $570,000, $64,000, and $202,000, respectively, resulting from the translation of other assets and liabilities at June 30, 2001.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     During the six months ended June 30, 2001, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency losses of $858,000, $70,000, and $897,000 respectively, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     Certain of the funds' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The European and Emerging Markets Stock Index Funds' income dividends paid to shareholders during the six months ended June 30, 2001, included $671,000 and $557,000, respectively, of passive foreign investment company income. The cumulative totals of distributions related to passive foreign investment company holdings of the European, Pacific, and Emerging Markets Stock Index Funds at June 30, 2001, were $3,199,000, $9,987,000, and $1,059,000, respectively; these amounts are reflected in the balances of undistributed (overdistributed) net investment income. Unrealized appreciation on passive foreign investment company holdings at June 30, 2001, for the European, Pacific, and Emerging Markets Stock Index Funds were $3,190,000, $5,676,000, and $1,059,000, respectively.

     During the six months ended June 30, 2001, the European Stock Index Fund received securities with a value of $17,029,000 in corporate spinoffs that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has realized and unrealized gains on these securities that are $54,000 and $16,975,000, respectively, greater than tax basis gains. These realized and unrealized gains are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses and unrealized appreciation, respectively, to undistributed net investment income.

     For federal income tax purposes, at December 31, 2000, the European, Pacific, and Emerging Markets Stock Index Funds had the following capital losses available to offset future capital gains:
--------------------------------------------------------------------------------
                                         CAPITAL LOSS
                            ----------------------------------------
                                                   EXPIRATION FISCAL
                             AMOUNT                   YEAR(S) ENDING
INDEX FUND                    (000)                      DECEMBER 31
--------------------------------------------------------------------------------
European                    $ 50,412                     2008-2009
Pacific                       72,622                          2006
Emerging Markets             105,345                     2006-2009
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 2001, and collateral received with respect to such loans were:
--------------------------------------------------------------------------------
                                                 (000)
                            ----------------------------------------
                            MARKET VALUE CASH
                                    OF LOANED            COLLATERAL
INDEX FUND                         SECURITIES              RECEIVED
--------------------------------------------------------------------------------
European                           $738,149              $773,627
Pacific                             108,468               123,189
Emerging Markets                        802                   846
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.


H. Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                  Six Months Ended                 Year Ended
                                    June 30, 2001              December 31, 2000
                                --------------------      ----------------------
                                Amount     Shares         Amount          Shares
                                 (000)      (000)         (000)           (000)
--------------------------------------------------------------------------------
EUROPEAN
Investor Shares
 Issued                      $572,580     24,439    $1,362,782          49,685
 Issued in Lieu of Cash
   Distributions                2,034         96        92,036           3,537
 Redeemed                    (381,823)   (16,472)   (1,343,759)        (49,156)
                             ---------------------------------------------------
  Net Increase (Decrease)--
   Investor Shares            192,791      8,063       111,059           4,066
                             ---------------------------------------------------
Institutional Shares
 Issued                        53,467      2,353       345,393          12,772
 Issued in Lieu of Cash
  Distributions                   133          6         3,957             154
 Redeemed                     (25,600)    (1,156)      (51,429)         (2,009)
                             ---------------------------------------------------
  Net Increase (Decrease)--
  Institutional Shares         28,000      1,203       297,921          10,917
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Six Months Ended                 Year Ended
                                    June 30, 2001              December 31, 2000
                                --------------------      ----------------------
                                Amount     Shares         Amount          Shares
                                 (000)      (000)         (000)           (000)
--------------------------------------------------------------------------------
PACIFIC
Investor Shares
 Issued                      $238,796     27,887     $ 757,512          69,538
 Issued in Lieu of Cash
   Distributions                   --         --        22,900           2,559
  Redeemed                   (178,391)   (20,895)     (809,469)        (75,089)
                             ---------------------------------------------------
  Net Increase (Decrease)--
   Investor Shares             60,405      6,992       (29,057)         (2,992)
                             ---------------------------------------------------
Institutional Shares
 Issued                        26,701      3,194       161,864          15,107
 Issued in Lieu of Cash
  Distributions                    --         --         1,301             145
 Redeemed                     (25,929)    (3,139)      (36,471)         (3,905)
                             ---------------------------------------------------
   Net Increase (Decrease)--
    Institutional Shares          772         55       126,694          11,347
--------------------------------------------------------------------------------

EMERGING MARKETS
Investor Shares
 Issued                      $110,841     12,240      $376,769          32,848
 Issued in Lieu of Cash
  Distributions                   979        120        20,345           2,272
 Redeemed*                    (99,053)   (11,196)     (247,192)        (22,836)
                             ---------------------------------------------------
   Net Increase (Decrease)--
    Investor Shares            12,767      1,164       149,922          12,284
                             ---------------------------------------------------
Institutional Shares
 Issued                        81,292      8,995        23,776           2,128
 Issued in Lieu of Cash
  Distributions                    98         12           457              52
 Redeemed*                     (8,307)      (931)           --              --
                             ---------------------------------------------------
  Net Increase (Decrease)--
   Institutional Shares        73,083      8,076        24,233           2,180
--------------------------------------------------------------------------------

TOTAL INTERNATIONAL
Issued                       $573,244     52,272    $1,279,640          97,468
Issued in Lieu of Cash
 Distributions                     --         --        53,767           4,470
Redeemed                     (212,826)   (19,309)     (449,162)        (34,634)
                             ---------------------------------------------------
Net Increase (Decrease)       360,418     32,963       884,245          67,304
--------------------------------------------------------------------------------

DEVELOPED MARKETS
Issued                        $80,011      9,930      $115,156          11,787
Issued in Lieu of Cash
  Distributions                    --         --         1,481             165
Redeemed                      (20,923)    (2,515)       (9,987)         (1,066)
                             ---------------------------------------------------
 Net Increase (Decrease)       59,088      7,415       106,650          10,886
--------------------------------------------------------------------------------

INSTITUTIONAL DEVELOPED MARKETS
 Issued                       $50,089      6,355      $183,547          19,203
 Issued in Lieu of Cash
  Distributions                    --         --         1,321             148
 Redeemed                      (3,152)      (389)       (3,115)           (342)
                             ---------------------------------------------------
  Net Increase (Decrease)      46,937      5,966       181,753          19,009
--------------------------------------------------------------------------------
*Emerging Markets Stock Index Fund amounts for 2001 and 2000 are net redemption fees totaling $251,000 and $1,228,000, respectively.

THE ADVANTAGES OF
 GETTING CONNECTED
   Visit Vanguard.com

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:
**   Choose to receive all fund reports, as well as prospectuses, online.
** Request a courtesy e-mail to notify you when a new fund report or prospectus is available. When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
 Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------

TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

VANGUARD MANAGING DIRECTORS
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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unless otherwise noted.

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                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q722 082001

VANGUARD INTERNATIONAL STOCK INDEX FUNDS

STATEMENT OF NET ASSETS

JUNE 30, 2001
(UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the European Stock Index Fund begins on page 17 of that report.

     This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Pacific and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; for the Total International Stock, Developed Markets, and Institutional Developed Markets
Index Funds, the Statement lists investments in shares of each Vanguard International Stock Index fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS
Pacific Stock Index Fund                            1
Emerging Markets Stock Index Fund                   7
Total International Stock Index Fund               14
Developed Markets Index Fund                       15
Institutional Developed Markets Index Fund         16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
PACIFIC STOCK INDEX FUND                                     SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (10.5%)
  National Australia Bank Ltd.                            1,182,106 $     21,054
  Commonwealth Bank
   of Australia                                             963,219       16,714
  Telstra Corp. Ltd.                                      5,823,942       15,921
  BHP Billiton Ltd.                                       1,384,349       15,287
  News Corp. Ltd.                                         1,603,281       14,679
  News Corp. Ltd. Pfd.                                    1,735,428       13,906
  Westpac Banking Corp., Ltd.                             1,328,859        9,762
  AMP Ltd.                                                  855,743        9,563
  Woolworths Ltd.                                           833,975        4,661
  Wesfarmers Ltd.                                           322,982        4,449
  Rio Tinto Ltd.                                            247,906        4,300

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Brambles Industries Ltd.                                  174,009 $      4,244
  WMC Ltd.                                                  870,655        4,238
  Foster's Group Ltd.                                     1,463,023        4,074
  Coles Myer Ltd.                                           901,354        2,894
  CSL Ltd.                                                  114,666        2,779
  CSR Ltd.                                                  770,373        2,779
  Westfield Trust (Units)                                 1,382,629        2,359
  Lend Lease Corp.                                          318,423        2,031
  General Property Trust                                  1,414,191        1,998
  Southcorp Ltd.                                            506,891        1,959
  Coca-Cola Amatil Ltd.                                     800,238        1,952
  Suncorp-Metway Ltd.                                       255,469        1,948
  QBE Insurance Group Ltd.                                  322,229        1,934
  Santos Ltd.                                               572,788        1,889

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
PACIFIC STOCK INDEX FUND                                     SHARES      (000)
--------------------------------------------------------------------------------
  Amcor Ltd.                                                525,466 $      1,767
  Howard Smith Ltd.                                         192,340        1,326
  Tabcorp Holdings Ltd.                                     270,363        1,305
  Computershare Ltd.                                        408,163        1,275
  Mayne Nickless Ltd.                                       375,948        1,232
  Stockland Trust Group Ltd.                                588,884        1,204
  Aristocrat Leisure Ltd.                                   323,267        1,158
  Australian Gas Light Co., Ltd.                            262,421        1,131
  Mirvac Group                                              568,804        1,075
  Normandy Mining Ltd.                                    1,630,357        1,027
  AMP Diversified Property Ltd.                             772,100          955
  F.H. Faulding & Co., Ltd.                                 137,649          898
  M.I.M. Holdings Ltd.                                    1,441,948          879
  Leighton Holdings Ltd.                                    205,651          872
* Transurban Group                                          379,900          869
  Orica Ltd.                                                353,070          799
  Cochlear Ltd.                                              39,206          777
  Boral Ltd.                                                482,044          705
  Futuris Corp., Ltd.                                       512,940          698
  Gandel Retail Trust                                     1,183,495          669
  Goodman Fielder Ltd.                                    1,013,509          605
  Paperlinx Ltd.                                            273,429          564
  David Jones Ltd.                                          874,866          498
  Newcrest Mining Ltd.                                      216,897          495
  Iluka Resources Ltd.                                      170,709          428
  Hardie (James) Industries Ltd.                            150,846          406
  ERG Ltd.                                                  469,104          343
  Pacific Dunlop Ltd.                                       769,594          328
  Sons of Gwalia Ltd.                                        47,179          217
  OneSteel Ltd.                                             461,427          216
                                                                     -----------
                                                                         192,095
                                                                     -----------
HONG KONG (6.8%)
  Hutchison Whampoa Ltd.                                  3,379,100       34,117
  Sun Hung Kai Properties Ltd.                            1,882,400       16,954
  Hang Seng Bank Ltd.                                     1,505,546       15,442
  CLP Holdings Ltd.                                       1,942,499        8,144
  Swire Pacific Ltd. A Shares                             1,246,500        6,457
  Hong Kong & China Gas
   Co., Ltd.                                              4,387,526        5,513
  Henderson Land
   Development Co. Ltd.                                   1,108,000        4,915
  Wharf Holdings Ltd.                                     1,926,314        4,026
  Johnson Electric Holdings Ltd.                          2,858,000        3,921
  Li & Fung Ltd.                                          2,294,000        3,765
  Cathay Pacific Airways Ltd.                             2,646,000        3,579
* Pacific Century
   Cyberworks Ltd.                                       11,567,846        3,300
  Bank of East Asia Ltd.                                  1,181,933        2,743
  New World
   Development Co., Ltd.                                  1,737,797        2,117
  Shangri-La Asia Ltd.                                    1,803,744        1,584
  Television Broadcasts Ltd.                                331,000        1,392
  Hysan Development Co., Ltd.                               889,211        1,134

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Esprit Holdings Ltd.                                      879,000 $        964
  South China Morning Post Ltd.                           1,293,000          854
  Sino Land Co.                                           1,449,600          604
  Giordano International                                  1,153,108          599
  ASM Pacific Technology Ltd.                               288,000          517
  Hang Lung Development
   Co., Ltd.                                                528,300          511
  Hong Kong and
   Shanghai Hotels Ltd.                                     984,500          454
  Varitronix International Ltd.                             351,000          225
  Hopewell Holdings Ltd.                                    335,600          211
* QPL International Holdings Ltd.                           396,000          154
  Oriental Press Group Ltd.                                 872,800          129
                                                                     -----------
                                                                         124,325
                                                                     -----------
JAPAN (76.6%)
  Toyota Motor Corp.                                      2,820,500       99,282
  Nippon Telegraph and
   Telephone Corp.                                            9,677       50,435
  Sony Corp.                                                699,838       46,014
* Mitsubishi Tokyo
   Financial Group Inc.                                       4,289       35,769
  Sumitomo Mitsui
   Banking Corp.                                          4,274,008       35,298
  Honda Motor Co., Ltd.                                     744,000       32,691
  Mizuho Holdings, Inc.                                       6,878       31,987
  Takeda Chemical Industries Ltd.                           678,000       31,531
  Nomura Securities Co., Ltd.                             1,490,000       28,554
  Canon, Inc.                                               665,000       26,874
  Tokyo Electric Power Co.                                1,034,900       26,803
  Hitachi Ltd.                                            2,531,000       24,860
  Matsushita Electric
   Industrial Co., Ltd.                                   1,587,000       24,839
  Nissan Motor Co., Ltd.                                  3,035,000       20,953
  Nintendo Co.                                              108,000       19,658
  East Japan Railway Co.                                      2,994       17,285
  Fuji Photo Film Co., Ltd.                                 393,000       16,953
  NEC Corp.                                               1,243,000       16,794
  Fujitsu Ltd.                                            1,494,000       15,693
  Ito-Yokado Co., Ltd.                                      318,000       14,661
  Rohm Co., Ltd.                                             90,500       14,063
  Denso Corp.                                               692,000       13,206
  Toshiba Corp.                                           2,435,000       12,867
  Kansai Electric Power Co., Inc.                           750,800       12,732
  Kyocera Corp.                                             143,300       12,639
  Murata Manufacturing
   Co., Ltd.                                                184,000       12,231
  Mitsubishi Heavy
   Industries Ltd.                                        2,571,000       11,730
 Sharp Corp.                                                854,000       11,641
  Shin-Etsu Chemical Co., Ltd.                              317,000       11,641
  Kao Corp.                                                 467,000       11,608
  Tokio Marine &
   Fire Insurance Co.                                     1,180,000       11,023

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Daiwa Securities Group Inc.                             1,006,000 $     10,527
  Central Japan Railway Co.                                   1,680       10,440
  Japan Tobacco, Inc.                                         1,512       10,426
  Takefuji Corp.                                            110,000        9,993
  Secom Co., Ltd.                                           176,000        9,822
  Acom Co., Ltd.                                            110,500        9,755
  Mitsubishi Corp.                                        1,175,000        9,469
  Mitsubishi Estate Co., Ltd.                               985,000        9,059
  Sanyo Electric Co., Ltd.                                1,423,000        8,991
  Fanuc Co., Ltd.                                           180,400        8,983
  Softbank Corp.                                            256,700        8,418
  Tokyo Electron Ltd.                                       132,630        8,029
  Mitsubishi Electric Corp.                               1,618,000        8,018
  Mitsui & Co., Ltd.                                      1,181,000        7,945
  Nippon Steel Corp.                                      5,129,000        7,773
  Promise Co., Ltd.                                          94,200        7,765
  Yamanouchi Pharmaceuticals
   Co., Ltd.                                                271,000        7,605
  Asahi Glass Co., Ltd.                                     888,000        7,376
  Yamato Transport Co., Ltd.                                340,000        7,129
  Dai-Nippon Printing Co., Ltd.                             583,000        7,115
  Bridgestone Corp.                                         661,500        6,922
  Mitsui Fudosan Co., Ltd.                                  609,000        6,563
  Advantest Corp.                                            75,400        6,463
  Sumitomo Electric
   Industries Ltd.                                          570,000        6,463
  Tohoku Electric Power Co.                                 395,600        6,455
  Kirin Brewery Co., Ltd.                                   752,000        6,397
  Sankyo Co., Ltd.                                          354,000        6,387
  Tokyo Gas Co., Ltd.                                     2,100,000        6,382
  Nippon Mitsubishi Oil Corp.                             1,115,600        6,297
  Orix Corp.                                                 61,500        5,982
  Osaka Gas Co., Ltd.                                     1,836,000        5,918
  SMC Corp.                                                  54,000        5,780
  Sumitomo Corp.                                            809,000        5,663
  Sumitomo Chemical Co.                                   1,246,000        5,625
  Hoya Corp.                                                 88,200        5,587
  Oriental Land Co., Ltd.                                    74,700        5,546
  Shionogi & Co., Ltd.                                      264,000        5,504
  Jusco Co., Ltd.                                           249,000        5,490
  Toppan Printing Co., Ltd.                                 531,000        5,463
  Ajinomoto Co., Inc.                                       488,000        5,235
  Kinki Nippon Railway Co.                                1,304,150        5,228
  Daiichi Pharmaceutical
   Co., Ltd.                                                217,000        5,020
  Shizuoka Bank Ltd.                                        594,000        4,982
  Eisai Co., Ltd.                                           222,000        4,975
  Taisho Pharmaceutical Co.                                 261,000        4,908
  Sekisui House Ltd.                                        554,000        4,704
  Asahi Bank Ltd.                                         2,116,000        4,581
  Asahi Kasei Corp.                                       1,076,000        4,521
  Tokyu Corp.                                               822,000        4,482
  Konami Corp.                                               97,500        4,448

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Mitsubishi Chemical Corp.                               1,660,000 $      4,446
  Itochu Corp.                                            1,085,000        4,411
  Asahi Breweries Ltd.                                      389,000        4,364
* Nippon Unipac Holding                                         769        4,316
  Kubota Corp.                                            1,085,000        4,315
  Japan Air Lines Co., Ltd.                               1,336,000        4,296
  Toray Industries, Inc.                                  1,072,000        4,281
  Pioneer Corp.                                             135,000        4,103
  Marui Co., Ltd.                                           276,000        3,983
  Furukawa Electric Co.                                     492,000        3,925
  Nippon Yusen Kabushiki
   Kaisha Co.                                               984,000        3,898
  OJI Paper Co., Ltd.                                       777,000        3,844
  Teijin Ltd.                                               681,000        3,828
  Daikin Industries Ltd.                                    202,000        3,741
  Nitto Denko Corp.                                         127,900        3,692
  Nippon Express Co., Ltd.                                  802,000        3,620
  Omron Corp.                                               195,000        3,526
  Bank of Yokohama Ltd.                                     865,000        3,523
  Komatsu Ltd.                                              730,000        3,348
  Daiwa House Industry Co., Ltd.                            413,000        3,239
  Olympus Optical Co., Ltd.                                 201,000        3,220
  Credit Saison Co., Ltd.                                   127,900        3,107
  Shiseido Co., Ltd.                                        317,000        2,974
  Terumo Corp.                                              160,500        2,947
  Mitsui Marine &
   Fire Insurance Co.                                       570,000        2,916
  Tostem Corp.                                              177,000        2,909
  Kawasaki Steel Corp.                                    2,423,000        2,875
  Chugai Pharmaceutical
   Co., Ltd.                                                188,000        2,860
  Sumitomo Marine &
   Fire Insurance Co.                                       502,000        2,806
  Nikon Corp.                                               276,000        2,620
  NGK Insulators Ltd.                                       290,000        2,546
  Benesse Corp.                                              80,500        2,524
  Nidec Corp.                                                48,500        2,524
  Shimizu Corp.                                             616,000        2,514
  Skylark Co., Ltd.                                          87,000        2,476
  Taiyo Yuden Co., Ltd.                                      91,000        2,422
  Kaneka Corp.                                              267,000        2,417
  Ishikawajima-Harima
   Heavy Industries Co.                                     977,000        2,413
  Toyo Seikan Kaisha Ltd.                                   165,000        2,363
* Marubeni Corp.                                          1,201,000        2,311
  Hirose Electric Co., Ltd.                                  30,100        2,293
  Kuraray Co., Ltd.                                         304,000        2,262
  Ohbayashi Corp.                                           580,000        2,256
  Nippon Meat Packers, Inc.                                 180,000        2,181
  Takara Shuzo Co.                                          164,000        2,161
  Kyowa Hakko Kogyo Co.                                     324,000        2,156
  Bank of Fukuoka, Ltd.                                     479,000        2,151
* Sega Corp.                                                118,200        2,095

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
PACIFIC STOCK INDEX FUND                                     SHARES      (000)
--------------------------------------------------------------------------------
  Tobu Railway Co., Ltd.                                    648,000 $      2,073
  Konica Corp.                                              282,000        2,071
  Nissin Food Products Co., Ltd.                             97,500        2,033
  Sumitomo Metal Mining Co.                                 429,000        2,005
  Daiwa Bank, Ltd.                                        1,540,000        2,000
  Gunma Bank Ltd.                                           416,000        1,985
  Joyo Bank Ltd.                                            661,000        1,982
  Minebea Co., Ltd.                                         299,000        1,968
  Mitsui Mining & Smelting
   Co., Ltd.                                                445,000        1,966
  Nippon Sheet Glass Co., Ltd.                              333,000        1,938
  Toto Ltd.                                                 278,000        1,937
  Kajima Corp.                                              756,000        1,928
  Taisei Corp.                                              773,000        1,884
  Fuji Television Network, Inc.                                 323        1,857
  Japan Energy Corp.                                        875,000        1,852
  CSK Corp.                                                  59,400        1,848
  Ebara Corp.                                               222,000        1,835
  Daito Trust Construction
   Co., Ltd.                                                107,100        1,816
  NSK Ltd.                                                  419,000        1,811
  Mitsubishi Materials Corp.                                835,000        1,788
  Fujikura Ltd.                                             293,000        1,785
* Kawasaki Heavy
   Industries Ltd.                                        1,071,000        1,769
  Mitsubishi Rayon Co., Ltd.                                497,000        1,765
  Isetan Co.                                                166,000        1,757
  77 Bank Ltd.                                              307,000        1,735
  Sekisui Chemical Co.                                      417,000        1,725
  Uni-Charm Corp.                                            53,200        1,723
  NGK Spark Plug Co.                                        183,000        1,717
  Toho Co., Ltd.                                             14,300        1,708
  Keihin Electric Express
   Railway Co., Ltd.                                        392,000        1,700
  Yokogawa Electric Corp.                                   189,000        1,682
  Dai-Nippon Ink &
   Chemicals, Inc.                                          596,000        1,673
* Sumitomo Metal
   Industries Ltd.                                        2,718,000        1,635
  Takashimaya Co.                                           232,000        1,618
  JGC Corp.                                                 191,000        1,593
  Yamaha Corp.                                              155,000        1,562
  Taiheiyo Cement Corp.                                     732,000        1,550
  Mitsukoshi Ltd.                                           371,000        1,538
  Meiji Seika Kaisha Ltd.                                   288,000        1,533
  Nippon Comsys Corp.                                       113,000        1,531
  Shimano, Inc.                                             102,900        1,516
  Wacoal Corp.                                              141,000        1,509
  Fuji Soft ABC Inc.                                         25,500        1,499
  Kurita Water Industries Ltd.                              108,000        1,486
  Mitsubishi Gas Chemical Co.                               363,000        1,458
  Uny Co., Ltd.                                             142,000        1,448
  Yakult Honsha Co., Ltd.                                   132,000        1,424

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Citizen Watch Co., Ltd.                                   231,000 $      1,408
  Nisshin Seifun Group Inc.                                 186,000        1,384
  Shimamura Co., Ltd.                                        26,400        1,376
  TIS Inc.                                                   35,000        1,361
  Tosoh Corp.                                               466,000        1,360
  Ube Industries Ltd.                                       645,000        1,303
  World Co., Ltd.                                            40,200        1,289
  Amada Co., Ltd.                                           252,000        1,275
  Cosmo Oil Co., Ltd.                                       512,000        1,273
  Alps Electric Co., Ltd.                                   136,000        1,267
  Kinden Corp.                                              202,000        1,255
  Teikoku Oil Co., Ltd.                                     250,000        1,239
  INAX Corp.                                                180,000        1,237
  Yamazaki Baking Co., Ltd.                                 166,000        1,210
  Casio Computer Co.                                        206,000        1,197
  Denki Kagaku Kogyo K.K.                                   351,000        1,190
* Showa Denko K.K.                                          826,000        1,179
  The Chuo Mitsui Trust and
   Banking Co., Ltd.                                        644,400        1,142
  Meitec Corp.                                               33,700        1,127
  Toyobo Ltd.                                               543,000        1,097
* Daiei, Inc.                                               576,000        1,095
* Kanebo Ltd.                                               410,000        1,072
  Tokyo Broadcasting
   System, Inc.                                              54,000        1,039
* Mitsui Engineering &
   Shipbuilding Co., Ltd.                                   665,000        1,029
  NTN Corp.                                                 365,000        1,013
  Daicel Chemical Industries Ltd.                           287,000        1,003
  Daimaru, Inc.                                             237,000          994
  Katokichi Co., Ltd.                                        41,200          974
  Kikkoman Corp.                                            146,000          972
  Asatsu-DK Inc.                                             47,500          964
  House Foods Industry Corp.                                 86,000          941
* Hokuriku Bank Ltd.                                        511,000          938
  Nishimatsu Construction Co.                               242,000          935
  Toda Corp.                                                269,000          934
  Nichirei Corp.                                            232,000          887
  Meiji Dairies Corp.                                       220,000          873
  Komori Corp.                                               64,000          872
  Sumitomo Forestry Co.                                     136,000          867
  Showa Shell Sekiyu K.K.                                   143,000          834
  Sapparo Breweries Ltd.                                    254,000          815
  Takuma Co., Ltd.                                           80,000          802
  Namco Ltd.                                                 44,200          794
  Okumura Corp.                                             214,000          788
* Snow Brand Milk Products Co.                              238,000          782
* Seiyu Ltd.                                                262,000          779
  Kyowa Exeo Corp.                                           95,000          775
  Aoyama Trading Co., Ltd.                                   55,100          740
  Fuji Machine Manufacturing
   Co., Ltd.                                                 39,800          729
* Hitachi Zosen Corp.                                       767,000          726

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Dai-Nippon Screen
   Manufacturing Co., Ltd.                                  170,000 $        709
  Onward Kashiyama Co., Ltd.                                 65,000          705
  Sumitomo Osaka Cement
   Co., Ltd.                                                315,000          657
  Kaken Pharmaceutical Co.                                   76,000          648
  Shimachu Co.                                               43,600          645
* Ishihara Sangyo Kaisha Ltd.                               285,000          640
* Sumitomo Heavy
   Industries Ltd.                                          448,000          625
  Mori Seiki Co.                                             71,000          581
  Mitsubishi Logistics Corp.                                 62,000          565
  Penta-Ocean Construction Co.                              388,000          532
* Nippon Shinpan Co.                                        249,000          495
  Kokuyo Co., Ltd.                                           47,000          494
  Kamigumi Co., Ltd.                                         99,000          484
* Tokyo Dome Corp.                                          163,000          484
* Orient Corp.                                              255,000          474
* Japan Steel Works Ltd.                                    327,000          472
  Nippon Suisan Kaisha Ltd.                                 234,000          452
  Toei Co.                                                  127,000          450
  Nichiei Co., Ltd.                                          50,800          444
  Nisshinbo Industries, Inc.                                 86,000          444
  Tokyo Style Co.                                            39,000          435
  Kawasaki Kisen Kaisha Ltd.                                222,000          422
  Mitsubishi Paper Mills Ltd.                               242,000          419
  Sanrio Co., Ltd.                                           30,000          394
  Autobacs Seven Co., Ltd.                                   14,100          390
  Kadokawa Shoten Publishing
   Co., Ltd.                                                 22,800          388
  Hankyu Department
   Stores, Inc.                                              65,000          387
  Gunze Ltd.                                                 95,000          382
  Koyo Seiko Co., Ltd.                                       74,000          376
  Makita Corp.                                               59,000          372
  Trans Cosmos, Inc.                                          9,100          368
  Seino Transportation Co., Ltd.                             56,000          364
* Ashikaga Bank Ltd.                                        231,000          352
  Noritake Co., Ltd.                                         61,000          336
  Mycal Corp.                                               298,000          325
  Nippon Shokubai Co. Ltd.                                   71,000          318
  Kureha Chemical Industry Co.                               81,000          264
  Amano Corp.                                                34,000          255
* Daikyo, Inc.                                              174,000          243
* Nippon Light Metal Co.                                    198,000          229
  Tsubakimoto Chain Co.                                      70,000          226
  Sanden Corp.                                               56,000          225
  Sanwa Shutter Corp.                                        77,000          215
  Daifuku Co., Ltd.                                          42,000          208
  Daiwa Kosho Lease Co., Ltd.                                71,000          194
  NOF Corp.                                                  86,000          188
  Maeda Road Construction
   Co., Ltd.                                                 42,000          168

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Oyo Corp.                                                  10,500 $        151
  Makino Milling Machine Co.                                 34,000          145
  Okuma Corp.                                                54,000          139
* Haseko Corp.                                              386,000          133
  Sho-Bond Corp.                                             11,800          132
                                                                     -----------
                                                                       1,398,416
                                                                     -----------
NEW ZEALAND (0.4%)
  Telecom Corp. of
   New Zealand Ltd.                                       1,306,874        2,957
  Carter Holt Harvey Ltd.                                 1,469,422        1,004
  Fisher & Paykel Industries Ltd.                           147,601          700
  Contact Energy Ltd.                                       499,175          602
  The Warehouse Group Ltd.                                  214,272          469
  Auckland International
   Airport Ltd.                                             300,000          458
* Brierley Investments Ltd.                               1,084,915          288
  Fletcher Building Ltd.                                    288,958          275
* Fletcher Challenge Forests Pfd.                         1,663,900          201
* Fletcher Challenge Forests Ltd.                           473,096           57
                                                                     -----------
                                                                           7,011
                                                                     -----------
SINGAPORE (3.0%)
  DBS Group Holdings Ltd.                                 1,030,061        7,576
  Singapore Airlines Ltd.                                   998,862        6,908
  Oversea-Chinese Banking
   Corp., Ltd.                                            1,011,410        6,606
  United Overseas Bank Ltd.                                 824,767        5,206
  Singapore
   Telecommunications Ltd.                                4,625,212        4,823
  Singapore Technologies
   Engineering Ltd.                                       2,304,407        3,263
  Singapore Press Holdings Ltd.                             286,155        3,141
  City Developments Ltd.                                    621,312        2,404
  Capitaland Ltd.                                         1,552,000        2,130
* Chartered Semiconductor
   Manufacturing Ltd.                                       819,000        2,050
  Keppel Corp., Ltd.                                        633,750        1,259
  Venture Manufacturing
   (Singapore) Ltd.                                         178,000        1,182
  Fraser & Neave Ltd.                                       264,000        1,152
  Sembcorp Industries Ltd.                                1,284,419        1,135
  Overseas Union Enterprise Ltd.                            148,000          741
* Neptune Orient Lines Ltd.                                 949,000          729
  Omni Industries Ltd.                                      304,000          674
  United Industrial Corp., Ltd.                           1,405,200          656
  Creative Technology Ltd.                                   61,050          513
  Cycle & Carriage Ltd.                                     215,651          379
  First Capital Corp., Ltd.                                 386,000          311
  Straits Trading Co., Ltd.                                 311,000          300
  Hotel Properties Ltd.                                     362,000          284
  Parkway Holdings Ltd.                                     528,640          273
  Haw Par Brothers
   International Ltd.                                       110,000          262
  United Overseas Land Ltd.                                 225,500          231

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
PACIFIC STOCK INDEX FUND                                     SHARES      (000)
--------------------------------------------------------------------------------
  Wing Tai Holdings Ltd.                                    441,000 $        214
  Comfort Group Ltd.                                        309,500          105
  Singapore Computer
   Systems Ltd.                                              43,600           43
                                                                     -----------
                                                                          54,550
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $2,060,619)                                                     1,776,397
--------------------------------------------------------------------------------
                                                               Face
                                                             Amount
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2) 3.80%, 8/1/2001                                      $      250         249
FEDERAL HOME LOAN MORTGAGE CORP.
(2)   3.98%, 7/20/2001                                        1,500       1,497
(2)   4.63%, 7/12/2001                                        1,500       1,498
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
  Cash Account
4.07%, 7/2/2001                                              44,494      44,494
4.07%, 7/2/2001--Note G                                     123,189     123,189
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $170,927)                                                        170,927
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
(Cost $2,231,546)                                                     1,947,324
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     16,430
Security Lending Collateral Payable
 to Brokers--Note G                                                    (123,189)
Other Liabilities                                                       (14,867)
                                                                     -----------
                                                                       (121,626)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $1,825,698
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 6.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Securities with an aggregate value of $3,244,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                             Amount
                                                              (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $2,205,945
Overdistributed Net
 Investment Income--Note F                                   (3,172)
Accumulated Net
 Realized Losses--Note F                                    (90,548)
Unrealized Depreciation--Note E
 Investment Securities                                     (284,222)
 Futures Contracts                                             (420)
 Foreign Currencies and
  Forward Currency Contracts                                 (1,885)
--------------------------------------------------------------------------------
NET ASSETS                                               $1,825,698
================================================================================
Investor Shares--Net Assets
Applicable to 210,718,588 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                $1,731,938
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                   $8.22
================================================================================
Institutional Shares--Net Assets
Applicable to 11,402,224 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                   $93,760
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES              $8.22
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EMERGING MARKETS STOCK INDEX FUND                            SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
--------------------------------------------------------------------------------
ARGENTINA (2.4%)
  Telecom Argentina
   Stet-France Telecom SA                                 1,695,900 $      5,241
  Perez Companc SA                                        3,698,521        5,030
  Siderca SA Class A                                      1,745,716        3,387
  BBVA Banco Frances SA                                     362,186        3,006
  Grupo Financiero Galicia SA                             1,898,945        2,773
  Transportadora de
   Gas Sur SA                                             1,394,622        1,925
* Molinos Rio de la Plata SA                                413,700          579
* Irsa Inversiones y
   Representaciones SA                                      353,403          565
* Juan Minetti SA                                           353,265          463
* Acindar Industria Argentina de
   Aceros SA                                                442,500          301
  Ledesma SA                                                400,043          224
  Cresud SA                                                 210,263          217
* Renault Argentina SA                                      418,620          190
* Solvay Indupa S.A.I.C.                                    467,938          161
* Central Puerto SA                                         129,083          155
* Polledo SA                                                321,200          128
* Central Costanera SA                                      142,100          114
                                                                     -----------
                                                                          24,459
                                                                     -----------
BRAZIL (15.6%)
  Petroleo Brasileiro SA Pfd.                               784,494       18,340
  Petroleo Brasileiro SA                                    660,200       17,195
  Companhia Vale do Rio Doce
   Pfd. A                                                   667,886       15,160
  Centrais Electricas
   Brasileiras SA                                       786,036,710       10,041
  Companhia de Bebidas
   das Americas Pfd.                                     39,304,625        9,190
  Banco Itau SA Pfd.                                     86,399,820        7,557
  Tele Norte Leste
   Participacoes SA Pfd.                                429,783,115        6,560
  Banco Bradesco SA Pfd.                              1,187,664,586        6,223
  Companhia de Bebidas
   das Americas                                          27,786,405        6,208
  Empresa Brasileira de
   Aeronautica SA Pfd.                                      552,500        5,421
  Telesp Celular
   Participacoes SA Pfd.                                798,154,062        4,873
  Companhia Brasileira de
   Distribuicao Grupo Pao
    de Acucar Pfd.                                      189,168,622        4,505
  Unibanco-Uniao de
   Bancos Brasileiros SA                                 73,114,500        3,751
  Companhia Energetica de
   Minas Gerais Pfd.                                    274,798,881        3,260
  Aracruz Celulose SA Pfd.
   B Shares                                               1,784,387        3,245
  Brasil Telecom
   Participacoes SA Pfd.                                378,275,650        3,161

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Tele Norte Leste
   Participacoes SA                                     211,732,339 $      2,810
  Embratel
   Participacoes SA Pfd.                                359,013,518        2,744
  Souza Cruz SA                                             526,800        2,626
  Companhia Siderurgica
   Nacional SA                                          124,003,452        2,308
  Votorantim Celulose e
   Papel SA Pfd.                                         65,758,631        1,965
  Tele Centro Oeste Celular
   Participacoes SA Pfd.                                632,542,300        1,862
  Brasil Telecom
   Participacoes SA                                     221,901,560        1,825
  Centrais Electricas
   Brasileiras SA Pfd.
    B Shares                                            146,753,020        1,728
  Embratel Participacoes SA                             215,571,882        1,677
  Centrais Geradoras do
   Sul do Brasil SA                                     807,672,377        1,556
  Usiminas-Usinas
   Siderurgicas de Minas
    Gerais SA Pfd. Class A                                  371,369        1,052
  Tele Nordeste Celular
   Participacoes SA Pfd.                                586,764,100          953
  Companhia Brasileira de
   Petroleo Ipiranga Pfd.                                98,049,000          751
  Companhia Cimento
   Portland Itau Pfd.                                     4,316,847          743
  Copene-Petroquimica
   SA Pfd. A Shares                                       2,971,194          728
  Telecelular Sul
   Participacoes SA Pfd.                                352,006,900          709
* Globo Cabo SA Pfd.                                      1,428,800          674
  Embraer-Empresa Brasileira
   de Aeronautica SA                                         83,500          658
  Companhia de Tecidos Norte
   de Minas Pfd.                                          9,623,077          575
  Sadia SA Pfd.                                           1,154,600          560
  Bombril SA Pfd.                                        66,756,931          520
  Metalurgica Gerdau SA Pfd.                             37,883,500          500
  Perdigao Agroindustrial SA                                 80,238          451
  Fertilizantes Fosfatados
   SA Pfd.                                              194,438,700          425
  Duratex SA Pfd.                                        20,675,729          394
  Centrais Geradoras do
   Sul do Brasil SA                                     266,707,311          381
  Telecelular Sul
   Participacoes SA                                     222,243,000          378
* Lojas Americanas SA Pfd.                              116,761,596          105
* Inepar Industria e
   Construcoes SA                                       112,944,900           98
* Lojas Americanas SA                                    38,689,008           47
                                                                     -----------
                                                                         156,493
                                                                     -----------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EMERGING MARKETS STOCK INDEX FUND                            SHARES      (000)
--------------------------------------------------------------------------------
CZECH REPUBLIC (1.0%)
* Cesky Telecom a.s.                                        328,563 $      3,000
  Ceske Energeticke Zavody a.s.                           1,030,420        2,339
* Komercni Banka a.s.                                        65,940        1,793
* Ceska Sporitelna a.s.                                     266,586        1,775
  Philip Morris CR a.s.                                       4,715          700
* Unipetrol a.s.                                            321,270          469
  Severoceske Doly a.s.                                       8,280           50
* Podnik Vypocetni Techniky a.s.                                600           29
                                                                     -----------
                                                                          10,155
                                                                     -----------
HUNGARY (1.3%)
  Magyar Tavkozlesi Rt.                                   1,788,570        5,251
  OTB Bank Rt.                                               49,362        2,564
  MOL Magyar Olaj-es
   Gazipari Rt.                                             169,542        2,412
  Richter Gedeon Rt.                                         32,360        1,798
* Tisza Vegyi Kombinat Rt.                                   42,210          556
  Demasz Rt.                                                  6,030          195
  Danubius Hotel and Spa Rt.                                 13,660          185
  Raba Rt.                                                   33,275          185
* Pick Szeged Rt.                                            10,390          135
  Pannonplast Rt.                                             8,390          105
* Fotex Rt.                                                  96,330           70
* Zalakeramia Rt.                                             5,730           42
  Graboplast Rt.                                              6,490           36
                                                                     -----------
                                                                          13,534
                                                                     -----------
INDONESIA (1.4%)
  PT Telekomunikasi Indonesia                            17,634,120        4,954
  PT Gudang Garam                                         1,345,500        1,559
* PT Indofood Sukses
   Makmur Tbk                                            15,838,500        1,182
* PT Astra International                                  4,394,500          762
  PT Ramayana Lestari
   Sentosa Tbk                                            2,442,500          676
  PT Makindo Tbk                                          1,776,000          632
  PT Medco Energi
   International                                          5,757,900          556
  PT Semen Gresik Tbk                                       986,000          532
* PT Indah Kiat
   Pulp & Paper Corp.                                     8,473,622          275
  PT Bank Pan Indonesia                                  11,763,000          248
  PT Bimantara Citra                                      2,108,800          245
  PT Tempo Scan Pacific Tbk                                 724,500          200
  PT Matahari Putra Prima Tbk                             4,234,000          195
* PT Aneka Tambang Tbk                                    1,954,000          172
  PT Kalbe Farma                                          7,074,748          155
  PT Timah Tbk                                              956,000          145
  PT Citra Marga Nusaphala
   Persada                                                3,309,500          128
* PT Gadjah Tunggal                                       5,298,500          121
  PT Charoen Pokphand
   Indonesia Tbk                                          1,965,000          104
* PT Bhakti Investama Tbk                                 3,666,000          103
* PT Polysindo Eka Perkasa                                7,358,000           74

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
* PT Asahimas Flat Glass                                    639,000 $         73
* PT Budi Acid Jaya                                       2,442,500           65
* PT Duta Pertiwi Tbk                                     1,847,500           63
* PT Jakarta International
   Hotel & Development                                    1,406,500           56
  PT Indorama Synthetics                                    886,500           49
* PT Mulia Industrindo                                    1,867,520           46
* PT Mayora Indah                                           904,940           38
  PT Sinar Mas Argo                                         477,900           38
  PT Pabrik Kertas Tjiwi Kimia                            1,842,500           37
                                                                     -----------
                                                                          13,483
                                                                     -----------
ISRAEL (7.4%)
* Check Point Software
   Technologies Ltd.                                        401,690       20,314
  Teva Pharmaceutical
   Industries Ltd.                                          230,323       14,416
  Bezeq Israeli Telecommunication
   Corp., Ltd.                                            4,183,746        6,281
  Bank Hapoalim Ltd.                                      2,161,717        5,298
  Bank Leumi Le-Israel                                    2,459,133        4,948
  Israel Chemicals Ltd.                                   2,067,080        1,936
* Orbotech Ltd.                                              53,375        1,845
  IDB Holding Corp., Ltd.                                    64,924        1,772
  Super Sol Ltd.                                            369,725        1,381
  The Israel Corp. Ltd.-ILS 1 Par                            12,046        1,332
  CLAL Insurance Enterprise
   Holdings Ltd.                                             87,838        1,329
* Makhteshim-Agan
   Industries Ltd.                                          634,757        1,300
  Elbit Systems Ltd.                                         67,290        1,060
  Osem Investment Ltd.                                      140,370        1,018
* Koor Industries Ltd.                                       27,689          989
  ECI Telecom Ltd.                                          153,610          768
  First International Bank
   of Israel Ltd.-ILS .05 Par                               105,000          713
  Industrial Buildings Corp.                                481,783          632
  Azorim Investment Development
   & Construction Ltd.                                       60,327          544
* Property & Building Corp.                                   7,241          501
* Scitex Corp., Ltd.                                         68,300          482
* Agis Industries Ltd.                                       53,930          439
  First International Bank
   of Israel Ltd.-ILS .01 Par                               321,186          416
  Elco Holdings Ltd.                                         60,686          400
* Gilat Satellite Networks Ltd.                              33,309          400
* Matav-Cable Systems Media Ltd.                             46,190          376
  Elite Industries Ltd.-ILS 5 Par                            10,185          369
  Africa-Israel Investments Ltd.                              4,294          342
* Formula Systems (1985) Ltd.                                15,880          339
  Jerusalem Economic Corp., Ltd.                             78,879          305
  Delta-Galil Industries Ltd.                                31,130          304
  American Israeli Paper Mills Ltd.                           6,262          282
* The Israel Land Development
   Co., Ltd.                                                 48,279          278

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Africa-Israel Investments
   (1985) Ltd.                                                  330 $        246
* Elbit Medical Imaging Ltd.                                 40,410          220
* Israel Petrochemical
   Enterprises Ltd.                                          61,356          196
  Elite Industries Ltd.-ILS 1 Par                            26,263          185
* Fundtech Ltd.                                              26,300          176
* Mehadrin Ltd.                                               8,980          170
* Ormat Industries Ltd.                                      95,174          163
  Israel Cold Storage & Supply
   Company Ltd.                                              35,400          107
  Ackerstein Industries Ltd.                                 82,210           88
                                                                     -----------
                                                                          74,660
                                                                     -----------
MEXICO (19.7%)
  Telefonos de Mexico SA
   Series L                                              18,394,726       32,145
  Grupo Financiero Banamex
   Accival SA de CV                                       7,862,408       20,289
  America Movil SA de CV
   Series L                                              18,839,226       19,695
  Wal-Mart de Mexico SA                                   6,514,855       17,637
* Grupo Financiero BBV
   Bancomer SA de CV                                     15,100,134       14,939
  Grupo Modelo SA de CV
   Series C                                               5,424,687       14,566
  Cemex SA CPO                                            2,681,126       14,221
* Grupo Televisa SA CPO                                   5,114,070       10,130
  Telefonos de Mexico SA
   Series A                                               5,555,377        9,690
  Fomento Economico
   Mexica UBD                                             1,772,630        7,510
  Kimberly Clark de Mexico
   SA de CV Series A                                      2,128,538        6,280
  America Movil SA de CV
   Series A                                               5,555,377        5,759
* Grupo Carso SA de CV
   Series A1                                              1,475,927        4,369
  Grupo Bimbo SA                                          2,397,408        4,221
  Grupo Mexico SA de CV                                   1,072,909        2,789
  Wal-Mart de Mexico
   SA de CV                                                 963,490        2,353
  Grupo Electra SA CPO                                    2,097,010        2,017
  Grupo Continental SA                                    1,240,442        1,798
* Controladora Comercial
   Mexicana SA de CV (Units)                              1,764,015        1,636
  Tubos de Acero de Mexico SA                               118,190        1,522
  Alfa SA de CV Series A                                    942,499        1,297
* Desc SA de CV Series B                                  2,200,075          956
* Industrias Penoles
   SA Series CP                                             663,459          767
* Savia SA de CV                                            804,510          583
  Vitro SA                                                  492,360          458

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
Grupo Industrial Maseca
 SA de CV Series B                                        1,634,560 $        281
                                                                   -------------
                                                                         197,908
                                                                   -------------
PHILIPPINES (1.4%)
  Philippine Long Distance
   Telephone Co.                                            293,536        4,060
* Metropolitan Bank & Trust Co.                             558,593        2,152
  SM Prime Holdings, Inc.                                17,235,820        2,038
  San Miguel Corp. Class B                                1,363,413        1,235
  Ayala Land, Inc.                                        9,167,171          927
* Manila Electric Co.                                       692,193          733
* Petron Corp.                                           16,232,554          694
* Philippine National Bank Corp.                            624,924          519
  Union Bank of the
   Philippines Corp.                                        967,500          480
* Filinvest Land, Inc.                                    6,902,920          298
  Universal Robina Corp.                                  2,681,470          266
* Union Cement Corp.                                     10,040,361          230
* Security Bank Corp.                                       518,518          208
* International Container
   Terminal Services, Inc.                                3,704,532          170
* RFM Corp.                                               5,009,500          157
* Ionics Inc.                                               630,150          135
* Music Corp.                                             1,606,947           56
* Southeast Asia Cement
   Holdings Inc.                                         13,742,899           50
* Solid Group, Inc.                                       3,980,000           38
* Guoco Holdings
   Philippines, Inc.                                      2,421,800            9
                                                                     -----------
                                                                          14,455
                                                                     -----------
POLAND (1.9%)
  Telekomunikacja Polska SA                               1,204,494        5,346
  Polski Koncern Naftowy SA                                 728,251        3,223
* Bank Polska Kasa Opieki
   Grupa Pekao SA                                           144,258        2,471
* KGHM Polska Miedz SA                                      341,171        1,425
  Bank Rozwoju Eksportu SA                                   39,821          937
  Bank Slaski w Katowicach SA                                13,800          929
* Elektrim Spolka Akcyjna SA                                136,685          876
* Agora SA                                                   49,916          678
  Prokom Software SA                                         22,150          538
  Celuloza Zaklady Celulozy i
   Papieru w Swieciu SA                                      92,002          434
* Orbis SA                                                   71,380          295
  Stomil Olsztyn SA                                          48,000          293
  Softbank SA                                                36,760          269
* Budimex SA                                                 47,300          225
* Okocimskie Zaklady
   Piwowarskie SA                                            47,100          181
  Mostostal-Export SA                                       136,318          151
  Przedsiebiorstwo
   Farmaceutyczne JELFA SA                                   13,410          140

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EMERGING MARKETS STOCK INDEX FUND                            SHARES      (000)
--------------------------------------------------------------------------------
* Optimus SA                                                  9,500 $        118
  Mostostal Zabrze-Holding SA                                22,454           37
                                                                     -----------
                                                                          18,566
                                                                     -----------
SOUTH AFRICA (18.2%)
  Anglo American PLC                                      2,415,949       35,844
  Anglo American
   Platinum Corp.                                           376,839       16,782
  Sasol Ltd.                                              1,148,976       10,490
  South African Breweries Ltd.                            1,334,427       10,098
  Firstrand Ltd.                                          9,441,195       10,084
  Nedcor Ltd.                                               419,187        8,216
* Dimension Data Holdings PLC                             2,135,312        8,172
  Anglogold Ltd.                                            185,554        6,836
  Remgro Ltd.                                               899,645        6,451
  M-Cell Ltd.                                             2,796,879        6,419
  Sanlam Ltd.                                             4,606,089        6,285
  Impala Platinum Holdings Ltd.                             114,649        5,737
  Amalgamated Banks of
   South Africa Group Ltd.                                1,117,176        5,246
  Invested Group Ltd.                                       164,329        4,872
  Sappi Ltd.                                                414,533        3,646
  Gold Fields Ltd.                                          785,744        3,533
  Liberty Group Ltd.                                        474,433        3,419
  Bidvest Group Ltd.                                        505,210        3,140
  Imperial Holdings Ltd.                                    369,194        3,091
  Barloworld Ltd.                                           371,015        2,752
  BOE Ltd.                                                3,979,510        2,226
  Tiger Brands Ltd.                                         282,190        2,191
* Iscor Ltd.                                                446,306        1,606
  Metropolitan Life Ltd.                                  1,185,070        1,405
  Nampak Ltd.                                               874,960        1,254
  Coronation Holdings Ltd.                                  161,630        1,213
  African Bank Investments Ltd.                           1,062,807        1,206
  Pick'n Pay Stores Ltd.                                    865,660        1,117
  Naspers Ltd.                                              252,260          987
* MIH Holdings Ltd.                                         464,890          980
  JD Group Ltd.                                             198,272          915
  Tongaat-Hulett Group Ltd.                                 171,877          906
* Comparex Holdings Ltd.                                    560,420          779
  Reunert Ltd.                                              342,440          765
  Woolworths Holdings Ltd.                                1,566,800          700
  Metro Cash & Carry Ltd.                                 3,228,608          645
  Shoprite Holdings Ltd.                                    871,657          617
  Foschini Ltd.                                             461,232          401
  Wooltru Ltd. N Shares                                     433,663          363
  African Life Assurance
   Company Ltd.                                             190,546          331
  Fedsure Holdings Ltd.                                     301,280          299
  Wooltru Ltd.                                              336,729          288
* Profurn Ltd.                                            1,861,240          173
  Pepkor Ltd.                                               466,970          166
  Primedia Ltd.                                             309,250          150

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Safmarine & Rennies
   Holdings Ltd.                                            915,480 $         91
                                                                     -----------
                                                                         182,887
                                                                     -----------
SOUTH KOREA (18.4%)
  Samsung Electronics Co., Ltd.                             298,070       44,007
  SK Telecom Co., Ltd.                                      151,709       22,340
  Korea Electric Power Corp.                              1,087,249       20,232
  Hyundai Motor Co. Ltd.                                    482,740       10,505
  Kookmin Bank                                              512,730        6,880
  Pohang Iron & Steel Co. Ltd.                               82,110        6,567
  Samsung Electro-
   Mechanics Co.                                            131,510        4,723
  Shinhan Bank                                              448,910        4,608
  H&CB                                                      203,454        4,553
  Pohang Iron & Steel Co.
   Ltd. ADR                                                 225,000        4,437
  Korea Telecom Corp.                                       106,490        4,258
* Samsung Securities Co. Ltd.                               140,550        3,999
  Samsung SDI Co. Ltd.                                       82,250        3,966
  Samsung Fire & Marine
   Insurance Co.                                             90,470        2,891
  LG Electronics, Inc.                                      223,090        2,865
  Shinsegae Co. Ltd.                                         30,784        2,225
* Daewoo Securities                                         289,670        2,074
* LG Investment &
   Securities Co. Ltd.                                      244,790        1,734
* Samsung Heavy
   Industries Co. Ltd.                                      396,370        1,676
* LG Chem Ltd.                                              125,552        1,670
  Hana Bank                                                 213,870        1,562
  Cheil Jedang Corp.                                         47,060        1,549
  Samsung Corp.                                             267,130        1,541
* Hyundai Securities Co.                                    171,210        1,343
  Daishin Securities Co.                                    128,660        1,172
  Hite Brewery Co.                                           34,030        1,149
  Kumkang Korea
   Chemical Co., Ltd.                                        19,100        1,085
* Korea Exchange Bank                                       379,660          931
  Daelim Industrial Co.                                      97,960          776
  SK Global                                                 101,628          769
  LG Cable Ltd.                                              53,740          748
* Serome Technology Inc.                                     61,210          741
  S1 Corp.                                                   64,270          712
* Doosan Corp.                                               37,160          702
* Dongwon Securities Co.                                    139,860          693
* LG Household &
   Health Care Ltd.                                          30,512          691
  Korean Air Co. Ltd.                                       129,438          682
  Cheil Communications Inc.                                   7,820          680
  Hyundai Department
   Store Co., Ltd.                                           46,890          631
  Dae Duck Electronics Co.                                   82,894          618

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
* Anam Semiconductor Inc.                                   180,410 $        609
* Daum Communications Corp.                                  21,176          575
  Hyosung Corp.                                              48,258          557
  Hankook Tire Co. Ltd.                                     258,480          543
  Cheil Industrial, Inc.                                     88,690          510
  Korea Zinc Co.                                             32,450          490
  Samsung Fine Chemicals Co., Ltd.                           45,940          475
* Hanwha Chemical Corp.                                     163,690          474
  Hotel Shilla Co.                                           71,480          423
  Korea Technology &
   Banking Network Corp.                                    106,340          407
  Handysoft Corp.                                            38,649          397
* Hyundai Merchant
   Marine Co., Ltd.                                         175,560          373
* Korea Information &
   Communications Co. Ltd.                                   20,770          369
  Honam Petrochemical Corp.                                  48,230          358
  Trigem Computer, Inc.                                      70,560          323
* Haansoft Inc.                                              85,390          302
  LG Chem Investment Ltd.                                    31,514          246
* LG Insurance Co. Ltd.                                      95,870          243
* Samyang Corp.                                              22,021          238
  Dong-A Pharmaceutical Co. Ltd.                             17,494          237
  Hanjin Heavy Industries Co. Ltd.                          101,870          224
  Hansol Paper Co. Ltd.                                      74,880          224
  Daesang Corp.                                              85,189          218
* Medison Co.                                                55,250          212
  Green Cross Corp.                                           8,540          210
* Daou Technology Inc.                                       74,160          204
  Nambae Chemical Corp.                                     108,560          195
  Isu Chemical Co. Ltd.                                      17,740          120
  Kukdo Chemical Co. Ltd.                                     8,250           94
                                                                     -----------
                                                                         184,835
                                                                     -----------
THAILAND (2.8%)
  Advanced Information Services
   Public Co. Ltd. (Foreign)                                396,200        4,218
  PTT Exploration & Production
   PLC (Foreign)                                          1,118,400        3,088
* TelecomAsia PLC (Foreign)                               5,000,500        2,071
* Siam Commercial
   Bank Cvt. Pfd.                                         4,003,580        1,768
* Bangkok Bank PLC (Foreign)                              1,646,310        1,673
  BEC World Public Co.
   Ltd. (Foreign)                                           287,123        1,535
* Thai Farmers Bank PLC
   (Foreign)                                              3,380,420        1,493
* Siam Cement PLC (Foreign)                                 113,421        1,227
* Siam City Cement PLC (Foreign)                            392,326        1,118
  Delta Electronics (Thailand)
   Public Co. Ltd. (Foreign)                                175,069          843
  Electricity Generating PLC
   (Foreign)                                                756,900          652
* Land & House PLC (Foreign)                              1,059,002          643

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Charoen Pokphand Foods
   Public Co., Ltd. (Foreign)                               554,400  $       609
* Siam Commercial Bank PLC
   (Foreign)                                              1,359,483          608
* National Finance & Securities
   PLC (Foreign)                                          2,369,762          518
* United Communication
   Industry PLC (Foreign)                                   785,500          512
  Thai Union Frozen Products
   Public Co. Ltd.                                          270,300          415
* Bank of Ayudhya PLC
   (Foreign)                                              2,584,000          377
  National Petrochemical PLC
   (Foreign)                                                473,700          369
  Hana Microelectronics
   Public Co. Ltd. (Foreign)                                227,500          354
* Siam Cement PLC (Local)                                    32,819          309
  Banpu PLC (Foreign)                                       429,100          294
* Industrial Finance Corp. of
   Thailand PLC (Foreign)                                 1,825,600          294
  BEC World Public Co. Ltd.
   (Local)                                                   53,400          285
  Siam Makro Public Co. Ltd.                                232,100          256
* United Broadcasting Corp. PLC
   (Foreign)                                              1,108,376          251
  Bangkok Expressway PLC
   (Foreign)                                              1,115,200          246
* Securities Thailand PLC
   Co. Ltd. (Foreign)                                     2,563,190          243
  Delta Electronics (Thailand)
   Public Company Ltd. (Local)                               33,200          160
  Saha-Union PLC (Foreign)                                  524,600          159
* TelecomAsia Corp. Public
   Co. Ltd. (Foreign)
    Warrants Exp. 4/3/2010                                1,020,789          156
  Bangkok Insurance Co., Ltd.
   (Local)                                                   31,800          120
  Charoen Pokphand Foods
   Public Co. Ltd.                                          103,300          114
* Bank of Ayudhya PLC (Local)                               767,600          110
* Italian-Thai Development PLC
   (Foreign)                                                400,500          100
* Siam City Cement PLC (Local)                               34,200           96
* Regional Container Lines PLC
   (Foreign)                                                146,400           95
* Bangkok Bank PLC (Local)                                   96,400           81
* Nation Multimedia Group PLC
   (Foreign)                                                313,195           81
  Ayudhya Insurance PLC
   (Foreign)                                                 34,200           73
  ABN AMRO Asia Securities
   Co. Ltd. (Foreign)                                       126,940           72
* Italian-Thai Development PLC
   (Local)                                                  283,700           70

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
EMERGING MARKETS STOCK INDEX FUND                            SHARES      (000)
--------------------------------------------------------------------------------
  Asia Securities Trading PLC
   (Local)                                                  118,400 $         67
  National Petrochemical PLC
   (Local)                                                   77,800           61
* United Broadcasting Corp.
   Public Co. Ltd.                                          244,400           55
  Bangkok Expressway PLC
   (Local)                                                  244,700           54
* Tipco Asphalt PLC (Local)                                 236,300           52
  Hana Microelectronics
   Public Co., Ltd.                                          21,800           34
* Tipco Asphalt PLC (Foreign)                               156,100           34
* Land & House PLC
   Warrants Exp. 5/10/2008                                  411,051           14
                                                                     -----------
                                                                          28,127
                                                                     -----------
TURKEY (3.3%)
  Turkiye Is Bankasi A.S.
   C Shares                                           1,406,048,003        9,972
* Yapi ve Kredi Bankasi
   A.S.                                               1,305,851,059        4,058
* Turkiye Garanti Bankasi
   A.S.                                                 448,955,575        2,254
  Tupras-Turkiye Petrol
   Rafinerileri A.S.                                     77,316,400        1,971
  Anadolu Efes Biracilik ve
   Malt Sanayii A.S.                                     43,270,673        1,655
* Ford Otomotiv Sanayii A.S.                            128,948,300        1,541
  Arcelik A.S.                                          158,574,611        1,295
* Turkcell Iletisim Hizmetleri
   A.S.                                                  91,819,775        1,061
  Migros Turk A.S.                                       15,748,725          979
* Tofas Turk Otomobil
   Fabrikasi A.S.                                       117,161,183          934
* Eregli Demir ve Celik
   Fabrikalari A.S.                                      76,107,950          864
  Aygaz A.S.                                             35,578,252          751
* Vestel Elektronik Sanayi ve
   Ticaret A.S.                                         281,492,635          684
  Alarko Holdings A.S.                                   27,537,676          532
* Aksigorta A.S.                                         60,583,600          483
  Netas-Northern Elektrik
   Telekomunikasyon A.S.                                 11,022,400          448
  Akcansa Cimento A.S.                                   68,574,420          404
  Trakya Cam Sanayii A.S.                               116,704,513          381
* Aksa Akrilik Kimya Sanayii
   A.S.                                                  30,744,595          355
  Kordsa Kord Bezi Sanayi ve
   Ticaret A.S.                                          40,844,715          312
  Cimentas Izmir Cimento
   Fabrikasi T.A.S.                                      18,932,400          294
  Cisma Cemento Sanayi ve
   Ticaret A.S.                                          30,920,092          271

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                             SHARES      (000)
--------------------------------------------------------------------------------
  Brisa Bridgestone Sabanci
   Lastik San. ve Ticaret A.S.                           11,698,300 $        261
  Kartonsan Karton Sanayi ve
   Ticaret A.S.                                           4,233,150          165
* Eczacibasi Ilac Sanayi ve
   Ticaret A.S.                                          25,115,500          152
  Adana Cimento Sanayii
   T.A.S.                                                21,267,675          114
* Goodyear Lastikleri T.A.S.                             19,476,262          112
  Sarkuysan Elektrolitik Bakir
   Sanayi ve Ticaret A.S.                                 8,752,939           91
* Efes Sinai Yatirim Holding
   A.S.                                                  22,568,200           76
  Usas Ucak Servisi A.S.                                     85,500          74
  Bagfas Bandirma Gubre
   Fabrikalari A.S.                                       4,034,000           68
  Tat Konserve Sanayii A.S.                              14,780,700           65
* Doktas Dokumculuk
   Ticaret ve Sanayii A.S.                               28,026,700           54
* Turk Demir Dokum
   Fabrikalari A.S.                                      14,899,256           52
* Ihlas Holding A.S.                                     22,713,974           40
* Cukurova Elektrik A.S.                                    712,000           28
  Turkiye Is Bankasi A.S.
   B Shares                                                  41,900           28
  Kav Danismanlik
   Pazarlama ve Ticaret A.S.                              9,776,250           26
* Sabah Yayincilik A.S.                                  47,085,800           14
                                                                     -----------
                                                                          32,919
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $1,173,550)                                                       952,481
--------------------------------------------------------------------------------
                                                               Face
                                                             Amount
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
  Cash Account
4.07%, 7/2/2001                                             $47,624       47,624
4.07%, 7/2/2001--Note G                                         846          846
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $48,470)                                                           48,470
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
 (Cost $1,222,020)                                                     1,000,951
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                $     6,484
Liabilities--Note G                                                      (3,122)
                                                                     -----------
                                                                          3,362
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,004,313
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ILS--Israeli Shekel.
ADR-American Depositary Receipt.


                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $ 1,328,808
Undistributed Net
 Investment Income--Note F                                   14,290
Accumulated Net
 Realized Losses--Note F                                   (117,514)
Unrealized Depreciation--Note E
 Investment Securities                                     (221,069)
 Foreign Currencies                                            (202)
--------------------------------------------------------------------------------
NET ASSETS                                               $1,004,313
================================================================================

Investor Shares--Net Assets
Applicable to 104,443,848 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                 $914,457
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                   $8.76
================================================================================

Institutional Shares--Net Assets
Applicable to 10,256,164 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                  $89,856
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES              $8.76
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
TOTAL INTERNATIONAL STOCK INDEX FUND                         SHARES      (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
--------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares       82,660,734    1,778,032
Vanguard Pacific Stock Index Fund Investor Shares        94,766,745      778,983
Vanguard Emerging Markets Stock
 Index Fund Investor Shares                              35,909,227      314,565
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
 (Cost $3,211,866)                                                     2,871,580
--------------------------------------------------------------------------------
                                                               Face
                                                             Amount
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government Obligations in a Pooled Cash Account
4.07%, 7/2/2001
(Cost $17,937)                                              $17,937      17,937
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
 (Cost $3,229,803)                                                    2,889,517
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets                                                              3,794
Liabilities                                                             (21,052)
                                                                   -------------
                                                                        (17,258)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 279,796,344 outstanding $.001 par value shares of
 beneficial interest (unlimited authorization)                       $2,872,259
================================================================================
NET ASSET VALUE PER SHARE                                                $10.27
================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                             Amount          Per
                                                              (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                                          $3,222,497      $11.52
Undistributed Net Investment Income                             273          --
Accumulated Net Realized Losses                             (10,225)      (0.04)
Unrealized Depreciation--Note E                            (340,286)      (1.21)
--------------------------------------------------------------------------------
NET ASSETS                                               $2,872,259      $10.27
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
DEVELOPED MARKETS INDEX FUND                                 SHARES      (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
--------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares        4,580,115    $ 98,518
Vanguard Pacific Stock Index Fund Investor Shares         5,253,602      43,185
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.0%)
 (Cost $165,706)                                                        141,703
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Receivables for Capital Shares Sold                                       4,847
Payables for Investment Securities Purchased                             (4,367)
Other Liabilities                                                          (467)
                                                                     -----------
                                                                             13
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 18,300,685 outstanding $.001 par value shares of
 beneficial interest (unlimited authorization)                         $141,716
================================================================================

NET ASSET VALUE PER SHARE                                                 $7.74
================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                             Amount          Per
                                                              (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                                           $ 165,738       $9.05
Overdistributed Net Investment Income                           (19)         --
Accumulated Net Realized Gains                                   --          --
Unrealized Depreciation--Note E                             (24,003)      (1.31)
--------------------------------------------------------------------------------
NET ASSETS                                                 $141,716       $7.74
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE**
INSTITUTIONAL DEVELOPED MARKETS INDEX FUND                   SHARES      (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
--------------------------------------------------------------------------------
Vanguard European Stock Index
 Fund Institutional Shares                                6,199,290   $ 133,408
Vanguard Pacific Stock Index
 Fund Institutional Shares                                7,109,707      58,442
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
 (Cost $228,597)                                                        191,850
--------------------------------------------------------------------------------
                                                               Face
                                                             Amount
                                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
4.07%, 7/2/2001
(Cost $5,749)                                                $5,749       5,749
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
 (Cost $234,346)                                                        197,599
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
--------------------------------------------------------------------------------
Other Assets                                                                 35
Liabilities                                                              (5,622)
                                                                     -----------
                                                                         (5,587)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 24,974,903 outstanding $.001 par value shares of
 beneficial interest (unlimited authorization)                         $192,012
================================================================================

NET ASSET VALUE PER SHARE                                                 $7.69
================================================================================

*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                             Amount          Per
                                                              (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                                            $228,701       $9.16
Undistributed Net Investment Income                              62         --
Accumulated Net Realized Losses                                  (4)        --
Unrealized Depreciation--Note E                              (36,747)     (1.47)
--------------------------------------------------------------------------------
NET ASSETS                                                 $192,012       $7.69
================================================================================








                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     F722 082001
                                       16